As filed with the Securities and Exchange Commission on March 14, 2017

Securities Act Registration No. 333-214468

Investment Company Act Registration No. 811-23213

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No. __	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 2	☒

(Check appropriate box or boxes)

USCF Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

1999 Harrison Street, Suite 1530, Oakland, CA 94612

(Address of Principal Executive Offices) (Zip Code)

(510) 522-9600

(Registrant’s Telephone Number, including Area Code)

Carolyn M. Yu

Chief Legal Counsel

USCF Advisers LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

(Name and Address of Agent for Service)

Copy to:

James M. Cain

Cynthia R. Beyea

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

Phone: (202) 383-0100

Facsimile: (202) 637-3593

Approximate Date of Proposed Public Offering: As soon as practicable after this filing becomes effective.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED MARCH 14, 2017

USCF Commodity Strategy Fund

Class A Shares (USCFX)

and

Class I Shares (USCIX)

Prospectus dated                , 2017

USCF MUTUAL FUNDS TRUST

THIS PROSPECTUS PROVIDES IMPORTANT INFORMATION ABOUT THE CLASS A SHARES AND CLASS I SHARES OF THE USCF COMMODITY STRATEGY FUND THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS: • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

FUND SUMMARY

Investment Objective

The USCF Commodity Strategy Fund (the “Fund”) seeks long-term total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the “How to Buy Shares” section of this Prospectus and the “Purchases and Redemption of Shares” section of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Class A		Class I
Maximum Sale Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)(2)

	Class A	Class I
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses(2)	2.89%	2.89%
Acquired Fund Fees and Expenses(2)	0.00%	0.00%
Total Annual Fund Operating Expenses	3.94%	3.69%
Fee Waivers and Expense Reimbursements(3)	(2.64)%	(2.74)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.30%	0.95%

(1) Purchases of $1 million and more held for less than one year may be subject to a contingent deferred sale charge of up to 1.00%.

(2) “Other Expenses” and “Acquired Fund Fees and Expenses” are estimated for the current fiscal year because the Fund and the Subsidiary (as defined below) have not commenced operations as of the date of this Prospectus.

(3) USCF Advisers, LLC ( the “Adviser”) has contractually agreed to waive and/or reimburse fees or pay fund expenses in order to limit the Fund’s Total Annual Operating Expenses After Fee Waiver / Expense Reimbursements (excluding interest expenses, taxes, brokerage commissions, expenses that are capitalized in accordance with generally accepted accounting principles, expenses related to short sales, acquired fund fees and expenses, and extraordinary expenses) to 1.30% and 0.95% of the Fund’s average daily net assets for the Class A and Class I share classes, respectively. This agreement (the “Expense Limitation Agreement”) is in effect through July 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to reimburse any such waived fees or expenses more than three years after the date on which the fees or expenses were waived or reimbursed. The Expense Limitation Agreement may not be terminated or modified prior to July 31, 2018 except with the approval of the Fund’s Board of Trustees (the “Board”).

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the Expense Limitation Agreement only in the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Class A	$679	$1,443
Class I	$96	$860

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or financial instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

The Fund has not commenced operations as of the date of this Prospectus, so it does not have portfolio turnover to report.

Principal Investment Strategies of the Fund

The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund incorporated in the Cayman Islands, USCF Cayman Commodity 1 (the "Subsidiary"). The Subsidiary is advised by the Adviser, and has the same investment objective as the Fund.

The Fund seeks to provide exposure to the commodities markets that corresponds to the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCI”), which is owned and maintained by SummerHaven Index Management, LLC (“SHIM”), an affiliate of SummerHaven Investment Management, LLC (“SummerHaven”), the sub-adviser of the Subsidiary. The SDCI is a total return commodity sector index designed to broadly represent major commodities. The SDCI is based on the notion that commodities with low inventories tend to outperform commodities with high inventories, and that priced-based measures can be used to help assess the current state of commodity inventories.

The SDCI reflects the performance of a fully margined and collateralized portfolio of exchange-traded commodities futures contracts. An exchange-traded futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a commodity futures exchange, including the New York Mercantile Exchange (“NYMEX”), ICE Futures (“ICE Futures”), Chicago Board of Trade (“CBOT”), Chicago Mercantile Exchange (“CME”), London Metal Exchange (“LME”), and Commodity Exchange, Inc. (“COMEX”) (the NYMEX, ICE Futures, CBOT, CME, LME, and COMEX, collectively, the “Futures Exchanges”), which is typically 5% to 10% of the contract amount. A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the cash amount of the contract. The total return of the SDCI is based upon the market price movements of its component futures contracts and the return on the hypothetical investments used to collateralize those futures contracts. The SDCI hypothetically collateralizes the component futures contracts with U.S. Treasury bills (“Treasuries”) with three-month maturities, the value of which are calculated using the weekly auction rate for the 3-Month U.S. Treasury Bills published by the U.S. Department of the Treasury, in an amount equal to the value of such futures contracts.

At any time, the SDCI is comprised of 14 commodity futures contracts (the “Component Futures Contracts”), weighted equally by notional amount, selected each month based upon a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. As of December 31, 2016, the universe of eligible commodities, categorized into six commodity sectors, included:

•	Energy – crude oil (Brent), crude oil (WTI), gas oil, heating oil, natural gas, and unleaded gasoline;
•	Precious Metals – gold, silver, and platinum;

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•	Industrial Metals – zinc, nickel, aluminum, copper, lead, and tin;
•	Grains – soybean oil, wheat, corn, soybeans, and soybean meal;
•	Softs – sugar, cotton, coffee, and cocoa; and
•	Livestock – live cattle, lean hogs, and feeder cattle.

The SDCI is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the six commodity sectors above must be represented by at least one Component Futures Contract. On the fifth-to-last business day of each month, the Component Futures Contracts for the following month are selected pursuant to a three-step process. First, the seven commodities with the greatest “backwardation” (or least “contango”) are identified from the universe of eligible commodities. Backwardation is associated with futures prices that are below commodity spot prices, and contango is associated with futures prices that are above commodity spot prices. Second, from the remaining 20 eligible commodities, the seven commodities with the greatest percentage price change over the prior 12-month period (“momentum”) are identified. For any of the six commodity sectors that are not represented by one of the 14 identified commodities, the commodity for the omitted sector with the greatest momentum is substituted for the commodity identified during the second step with the lowest momentum (assuming that the commodity sector for the replaced commodity would still be represented by another identified commodity). Third, from the eligible futures contract for each of the 14 identified commodities, the futures contract with the greatest backwardation (or least contango), subject to market restrictions, is selected as a Component Futures Contract. The SDCI is reconstituted and rebalanced accordingly during the last four business days of the month.

The Fund invests, either directly or indirectly, in a fully margined and collateralized portfolio of futures contracts. Although the Fund may invest in futures contracts directly, the Fund invests in futures contracts primarily through the Subsidiary. By investing in the Subsidiary, the Fund is able to obtain greater exposure to the commodities markets while maintaining compliance with federal taxation requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity Interests.

The Subsidiary’s investments are considered to be part of the Fund’s portfolio. The Fund’s portfolio of futures contracts will generally consist of the Component Futures Contracts, in proportionally equal weights by notional amount as the SDCI. The Fund’s portfolio of futures contracts is reconstituted and rebalanced on a monthly basis to reflect the changing composition of the SDCI. The Fund may also invest in other futures contracts that are economically identical or substantially similar to the Component Futures Contracts. In addition, to obtain the portfolio managers’ desired exposure to commodities markets for the Component Futures Contracts, the Fund may also invest, directly or indirectly through the Subsidiary, in derivative instruments such as cash-settled options, forward contracts, options on futures contracts, cleared swap contracts, swap contracts other than cleared swap contracts, and other options and swaps (collectively with the Component Futures Contracts, “Commodity Interests”).

To collateralize its investments in Commodity Interests, the Fund, both directly and indirectly through the Subsidiary, will hold significant amounts of short-term U.S. government securities (e.g., Treasuries). In managing the collateral portion of the Fund’s investment strategy, the Adviser will seek to at least match the return of the hypothetical investments used by the SDCI to collateralize the Component Futures Contracts, but may seek to enhance interest returns or increase portfolio liquidity by investing in money market instruments, investment grade fixed-income securities, cash, and cash equivalents.

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The principal risks of the Fund are summarized below. Each of the factors below could have a negative impact on Fund performance. For more information about the risks of investing in the Fund, see the section in this Prospectus titled “Additional Investment Objective, Strategy, and Risk Information—Additional Principal Risk Information about the Fund.”

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. The trading prices of commodities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, as well as events that impact specific commodities. The Fund’s net asset value (“NAV”), like security prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Non-Diversification Risk. The Fund’s investment strategy of investing, directly or indirectly, in the Component Futures Contracts and other futures contracts that are economically identical or substantially similar to the Component Futures Contracts, and collateralizing those investments with cash, cash equivalents, and fixed income securities, may expose the Fund to non-diversification risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular commodity or changes in specific economic or political conditions that adversely affect that commodity, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Correlation Risk. The impact of backwardation and contango may cause the total return of Fund to vary significantly from the total return of price references such as the spot prices of the commodities comprising the SDCI. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future.

Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through investments in Commodity Interests, which are derivative instruments.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) the possibility that the counterparty will default in the performance of its obligations.

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Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Commodities Risk. Exposure to the commodities markets through investment in Commodity Interests may subject the Fund to greater volatility than investment in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV.

Energy Commodities Risk. The prices of energy commodities are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years.

Precious Metal Commodities Risk. The prices of precious metals may be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. Political events also influence the prices of precious metals. Prices are influenced by supplies of precious metals, which may be affected by sales by central banks and governmental agencies that hold large amounts of these metals, particularly gold.

Industrial Metal Commodities Risk. The prices of commodities comprising the industrial metals portion of the SDCI are subject to a number of factors that can cause price fluctuations, including changes in the level of industrial activity; disruptions in mining, storing, and refining the metals; adjustments to inventory; variations in production costs; and regulatory compliance costs.

Grains and Soft Product Commodities Risk. The commodities comprising the grains and softs sectors of the SDCI are subject to a number of factors that can cause price fluctuations, including weather conditions, changes in government policies and trade agreements, planting decisions, and changes in demand.

Livestock Commodities Risk. The commodities comprising the livestock sector of the SDCI are subject to a number of factors that can cause price fluctuations, including weather conditions, disease and famine, changes in government policies, and changes in demand.

Commodities Tax Risk. The Fund intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. If it qualifies as a regulated investment company and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a regulated investment company, the Fund must satisfy certain source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund believes based on current law that its taxable income from the Subsidiary will be qualifying income for this purpose. Recently, the Internal Revenue Service and the U.S. Treasury Department issued proposed treasury regulations that would modify the current treatment of income from a foreign subsidiary, such as the Subsidiary, for purposes of this source-of-income test. The Fund does not believe that these proposed regulations if finalized in their current form would prevent the Fund from qualifying as a regulated investment company under subchapter M of the Internal Revenue Code. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s investment in the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

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Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

Cash, Cash Equivalents, and Money Market Instruments Risk. To the extent the Fund’s cash held in bank deposit accounts exceeds federally insured limits, the Fund could experience losses if banks fail. In addition, there is risk that investments held in money market instruments can suffer losses.

Counterparty Risk. If an obligor is not able to meet its obligations to the Fund, the Fund could suffer losses, potentially significant losses. For exchange-traded derivatives, including the Fund’s investments in exchange-traded futures contracts, a third party futures commission merchant (“FCM”) serves as the counterparty to the Fund (the FCM, in turn, serves as a counterparty to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. The Fund faces a greater risk of counterparty non-performance in connection with its investments, if any, in over-the counter swap contracts that are not cleared. Unlike exchange-traded futures contracts, the counterparty to an over-the-counter swap contract is generally a single bank or other financial institution, rather than an FCM or a clearing organization backed by a group of financial institutions.

Non-U.S. Investment Risk. The Fund may invest in Commodity Interests traded on non-U.S. exchanges or enter into over-the-counter Commodity Interests with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts.

Global Currency Exchange Rate Risk.  The price of any non-U.S. Commodity Interest and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodity Interest is profitable.

Gap Risk.  The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to change substantially from the previous day’s closing price.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Commodity Interests at the desired price. It is also difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, such as a foreign government taking political actions that disrupt the market in its currency, its commodity production, or exports, or in another major export, can also make it difficult to liquidate a position. Alternatively, limits imposed by the Futures Exchanges or other regulatory organizations, such as accountability levels, position limits, and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some Commodity Interests. Unexpected market illiquidity may cause major losses to investors at any time or from time to time.

Regulatory Risk. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and the Futures Exchanges on which the Component Futures Contracts trade are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of derivative transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but it could be substantial and adverse.

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New Fund Risk. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size. In this case, the Fund may experience more difficulty achieving its investment objectives than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences. Additionally, although the Adviser has managed other investment vehicles and other commodity pools, and personnel of the Adviser have managed a mutual fund, the Adviser has not previously managed a mutual fund.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Clearing Broker Risk. The failure or bankruptcy of the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker is required to maintain customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, in the case of futures and options on futures, the clearing broker’s customers, such as the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers. In the case of cleared swaps, customers of a clearing broker in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the Futures Exchanges and regulations imposed by the CFTC may prevent the Fund from trading certain futures contracts or employing its investment strategies, which could harm the performance of the Fund.

Fund Performance

Because the Fund is new and has no performance history as of the date of this Prospectus, no performance returns are presented in this part of the Prospectus. Performance information for the Fund will be provided once it has performance history for a full calendar year. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, including the Fund’s current NAV, can be obtained by visiting www.uscfinvestments.com or by calling 1-844-312-2114.

Management

Investment Adviser to the Fund and the Subsidiary. USCF Advisers LLC

Sub-Adviser to the Subsidiary. SummerHaven Investment Management, LLC

Portfolio Managers

Andrew F Ngim, a Management Director and Portfolio Manager, has been a Portfolio Manager of the Fund since the Fund began operations in 2017.

Kevin Baum, Portfolio Manager has been a Portfolio Manager of the Fund since the Fund began operations in 2017.

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Buying and Selling Fund Shares

In general, you may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business, by written request via mail (USCF Commodity Strategy Fund, P.O. Box 1920, Denver, CO 80201), or by telephone at 1-844-312-2114, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The minimum initial and subsequent investment amounts are shown below:

Purchase Minimums

For Class A Shares
To open an account	$1,000
To add to an account	$250
For Class I Shares
To open an account	$100,000
To add to an account	None

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or the Fund or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms, and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Overview

USCF Mutual Funds Trust (the “Trust”) is an investment company registered under the 1940 Act. The Trust may consist of separate mutual fund series, and each series may have one or more classes of shares. This Prospectus provides the information you need to make an informed decision about investing in the Fund, a series of the Trust. The Fund currently offers two classes of shares, but may offer additional classes of shares in the future.

Unlike the Trust, the Subsidiary is not an investment company registered under the 1940 Act, and therefore may invest in Commodity Interests to a greater extent than the Fund. The Trust wholly-owns and controls the Subsidiary.

This Prospectus provides the information you need to make an informed decision about investing in the Fund. It contains important facts about the Trust as a whole and the Fund in particular.

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ADDITIONAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISK INFORMATION

Investment Objective

The Fund seeks long-term total return. There can be no assurance that the Fund will achieve its investment objective. Because the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed by the Board without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information about Principal Investment Strategies

The Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in the Subsidiary. The Subsidiary is advised by the Adviser, and has the same investment objective as the Fund. The Fund seeks to provide exposure to the commodities markets that corresponds to the SDCI, which is owned and maintained by SHIM, an affiliate of SummerHaven, and calculated and published by Bloomberg, L.P. The SDCI is a total return commodity sector index designed to broadly represent major commodities. The SDCI is based on the notion that commodities with low inventories tend to outperform commodities with high inventories, and that priced-based measures can be used to help assess the current state of commodity inventories.

The SDCI reflects the performance of a fully margined and collateralized portfolio of exchange-traded commodities futures contracts. A commodities futures contract is a financial instrument in which a party agrees to pay a fixed price for commodities at a specified future date. Futures contracts are traded at market prices on exchanges pursuant to terms common to all market participants. An exchange-traded futures contract is fully margined when a fund has deposited the amount required to enter into and maintain the contract, as determined by a Futures Exchange, which is typically 5% to 10% of the contract amount. A futures contract is fully collateralized when a fund holds cash or cash equivalents, government securities, or other liquid investments at least equal in value to the cash amount of the contract.

The total return of the SDCI is based upon the market price movements of the Component Futures Contracts and the return on the hypothetical investments used to collateralize those futures contracts. The SDCI hypothetically collateralizes the Component Futures Contracts with Treasuries with three-month maturities, the value of which are calculated using the weekly auction rate for the 3-Month U.S. Treasury Bills published by the U.S. Department of the Treasury, in an amount equal to the value of such Component Futures Contracts.

At any time, the SDCI is comprised of 14 Component Futures Contracts, weighted equally by notional amount, selected each month based upon a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are traded on the Futures Exchanges, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. As of December 31, 2016, the universe of eligible commodities, categorized into six commodity sectors, included:

•	Energy – crude oil (Brent), crude oil (WTI), gas oil, heating oil, natural gas, and unleaded gasoline;
•	Precious Metals – gold, silver, and platinum;
•	Industrial Metals – zinc, nickel, aluminum, copper, lead, and tin;
•	Grains – soybean oil, wheat, corn, soybeans, and soybean meal;
•	Softs – sugar, cotton, coffee, and cocoa; and
•	Livestock – live cattle, lean hogs, and feeder cattle.

The SDCI is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the six commodity sectors above must be represented by at least one Component Futures Contract. On the fifth-to-last business day of each month, the Component Futures Contracts for the following month are selected pursuant to a three-step process. First, the seven commodities with the greatest “backwardation” (or least “contango”) are identified from the universe of eligible commodities. Backwardation is associated with futures prices that are below commodity spot prices, and contango is associated with futures prices that are above commodity spot prices. Second, from the remaining 20 eligible commodities, the seven commodities with the greatest percentage price change over the prior 12-month period (“momentum”) are identified. For any of the six commodity sectors that are not represented by one of the 14 identified commodities, the commodity for the omitted sector with the greatest momentum is substituted for the commodity identified during the second step with the lowest momentum (assuming that the commodity sector for the replaced commodity would still be represented by another identified commodity). Third, from the eligible futures contract for each of the 14 identified commodities, the futures contract with the greatest backwardation (or least contango), subject to market restrictions, is selected as a Component Futures Contract. The SDCI is reconstituted and rebalanced accordingly during the last four business days of the month.

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Backwardation arises in a commodity futures market when contracts for the closest month to delivery trade at higher prices than contracts for the next closest month to delivery. Absent the impact of the overall movement in commodity prices, backwardation will tend to cause the value of the SDCI to rise because, if it were a fund, the SDCI would be selling more expensive futures contracts and buying less expensive futures contracts for the same commodity. Conversely, contango arises when contracts for the closest month to delivery trade at lower prices than contracts for the next closest month to delivery. Similarly, absent the impact of the overall movement in commodity prices, contango will tend to cause the value of the SDCI to decline because, if it were a fund, it would be selling less expensive futures contracts and buying more expensive futures contracts for the same commodity.

The Fund invests, either directly or indirectly, in a fully margined and collateralized portfolio of futures contracts. Although the Fund may invest in futures contracts directly, the Fund invests in futures contracts primarily through the Subsidiary. The Subsidiary’s investments are considered to be part of the Fund’s portfolio. The Fund’s portfolio of futures contracts will generally consist of the Component Futures Contracts, in proportionally equal weights by notional amount as the SDCI. The Fund’s portfolio of futures contracts is reconstituted and rebalanced on a monthly basis to reflect the changing composition of the SDCI. The Fund may also invest in other futures contracts that are economically identical or substantially similar to the Component Futures Contracts. In addition, to obtain the portfolio managers’ desired exposure to commodities markets for the Component Futures Contracts, the Fund may also invest, directly or indirectly through the Subsidiary, in other Commodity Interests.

To collateralize its investments in Commodity Interests, the Fund, both directly and indirectly through the Subsidiary, will hold significant amounts of short-term U.S. government securities (e.g., Treasuries). In managing the collateral portion of the Fund's investment strategy, the Adviser will seek to at least match the return of the hypothetical investments used by the SDCI to collateralize the Component Futures Contracts, but may seek to enhance interest returns or increase portfolio liquidity by investing in money market instruments, investment grade fixed-income securities, cash, and cash equivalents.

By investing in the Subsidiary, the Fund is able to obtain greater exposure to the commodities markets while maintaining compliance with federal taxation requirements applicable to investment companies. The Fund will not invest more than 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter.

Unlike the Fund, the Subsidiary may invest without limitation in Commodity Interests, though the Subsidiary will comply with the same 1940 Act asset coverage requirements for its investments in Commodity Interests as those that apply to the Fund’s investments in the same instruments. To the extent applicable, the Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund and, in particular, to the same requirements relating to portfolio leverage, liquidity, capital structure, and the timing and method of valuation of portfolio investments and Fund shares described elsewhere in this Prospectus and in the SAI. The Subsidiary will also comply with the provisions of Section 17 of the 1940 Act related to affiliated transactions and with the requirements of the 1940 Act related to the custody of a registered investment company’s assets.

As a result of its direct and indirect investments in Commodity Interests, the Fund is a commodity pool under the Commodity Exchange Act (the “CEA”).

Investors should be aware that the Fund’s investment objective is not for its NAV per share to equal, in dollar terms, the spot prices of the commodities underlying the Component Futures Contracts or the prices of any particular group of futures contracts. In addition, a change in the Fund’s performance will likely not equal the change in the spot prices of underlying commodities over a time period greater than one day. This is because contango and backwardation are expected to impact the relationship between the Fund’s NAV per share and changes in the spot prices of the underlying commodities.

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Other Investments and Investment Strategies

Other Investment Companies and Pooled Investment Vehicles. The Fund may invest in securities of other investment companies, including registered investment companies that are Exchange Traded-Funds (“ETFs”). ETFs trade on securities exchanges and their shares may, at times, trade at a premium or discount to their NAVs per share. The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged traded funds” or “exchange traded vehicles” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to the assets invested.

Additional Principal Risk Information about the Fund

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. The trading prices of commodities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, as well as events that impact specific commodities. The Fund’s net asset value (“NAV”), like security prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

Non-Diversification Risk. The Fund’s investment strategy of investing, directly or indirectly, in the Component Futures Contracts and other futures contracts that are economically identical or substantially similar to the Component Futures Contracts, and collateralizing those investments with cash, cash equivalents, and fixed income securities, may expose the Fund to non-diversification risk. The Fund will pursue its investment strategy without regard to whether its investment strategy presents adequate diversification among individual holdings. If there are adverse changes in the financial condition of a particular commodity or changes in specific economic or political conditions that adversely affect that commodity, the resulting adverse impact on the performance of the Fund may be more pronounced than if the Fund were more diversified.

Correlation Risk. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return price references such as the spot prices of the commodities comprising the SDCI. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, the Fund's NAV and total return could negatively impacted, perhaps significantly. Contango and backwardation may impact the total return on investment in shares of the Fund relative to a hypothetical direct investment in the commodities underlying the Component Futures Contracts that make up the SDCI and, in the future, it is likely the relationship between the market prices of the Fund shares and changes in the spot prices of the commodities underlying the Component Futures Contracts that make up the SDCI could be impacted by contango and backwardation. It is impossible to predict with any degree of certainty whether backwardation or contango will occur in the future. It is likely that both conditions will occur during different periods.

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Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through investments in Commodity Interests, which are derivative instruments.

Futures Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and (d) the possibility that the counterparty will default in the performance of its obligations.

Swaps Risk. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Commodities Risk. The value of a commodity is based upon the price movements of the commodity in the market. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. These price changes may be magnified by computer-driven algorithmic trading, which is becoming more prevalent in the commodities markets. Because the Fund has a significant portion of its assets concentrated in Commodity Interests, developments affecting commodities will have a disproportionate impact on the Fund. Such development may include, among other things:

•	governmental, agricultural, trade, fiscal, import, monetary and exchange control programs and policies;
•	weather and climate conditions;
•	changing supply and demand relationships;
•	changes in international balances of payments and trade;
•	U.S. and international rates of inflation;
•	currency devaluations and revaluations;
•	U.S. and international political and economic events;

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•	changes in interest and foreign currency/exchange rates;
•	market liquidity; and
•	changes in philosophies and emotions of market participants.

Exposure to the commodities markets through investment in Commodity Interests may subject the Fund to greater volatility than investment in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV.

Energy Commodities Risk. The prices of energy commodities are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years.

Precious Metal Commodities Risk. The prices of precious metals may be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. Political events also influence the prices of precious metals. Prices are influenced by supplies of precious metals, which may be affected by sales by central banks and governmental agencies that hold large amounts of these metals, particularly gold.

Industrial Metal Commodities Risk. The prices of commodities comprising the industrial metals portion of the SDCI are subject to a number of factors that can cause price fluctuations, including changes in the level of industrial activity; disruptions in mining, storing, and refining the metals; adjustments to inventory; variations in production costs; and regulatory compliance costs.

Grains and Soft Product Commodities Risk. The commodities comprising the grains and softs sectors of the SDCI are subject to a number of factors that can cause price fluctuations, including weather conditions, changes in government policies and trade agreements, planting decisions, and changes in demand.

Livestock Commodities Risk. The commodities comprising the livestock sector of the SDCI are subject to a number of factors that can cause price fluctuations, including weather conditions, disease and famine, changes in government policies, and changes in demand.

Commodities Tax Risk. The Fund intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. If it qualifies as a regulated investment company and satisfies certain minimum distribution requirements, the Fund will not be subject to fund-level U.S. federal income tax on income and gains that it timely distributes to shareholders. To qualify as a regulated investment company, the Fund must satisfy certain source-of-income requirements. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund believes based on current law that its taxable income from the Subsidiary will be qualifying income for this purpose. Recently, the Internal Revenue Service and the U.S. Treasury Department issued proposed treasury regulations that would modify the current treatment of income from a foreign subsidiary, such as the Subsidiary, for purposes of this source-of-income test. The Fund does not believe that these proposed regulations, if finalized in their current form, would prevent the Fund from qualifying as a regulated investment company under subchapter M of the Internal Revenue Code. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s investment in the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

Treasuries Risk. The Fund invests in U.S. government obligations. U.S. government obligations include Treasuries and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. The value of Treasuries generally moves inversely with movements in interest rates. The prices of longer maturity securities are generally subject to greater market fluctuations as a result of changes in interest rates. If the Fund is required to sell Treasuries or other U.S. government obligations at a price lower than the price at which they were acquired, the Fund will experience a loss.

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Cash, Cash Equivalents, and Money Market Instruments Risk. To the extent the Fund’s cash held in bank deposit accounts exceeds federally insured limits, the Fund could experience losses if banks fail. In addition, there is risk that investments held in money market instruments can suffer losses.

Counterparty Risk. If an obligor (i.e., a counterparty) is not able to meet its obligations to the Fund, due to the counterparty’s bankrupcty or any other reason, the Fund could suffer losses, potentially significant losses. In the event of a counterparty default, the Fund could experience lengthy delays in recovering some or all of its assets or may experience no recovery at all. For exchange-traded derivatives, including the Fund’s investments in exchange-traded futures contracts, a FCM serves as the counterparty to the Fund (the FCM, in turn, serves as a counterparty to the applicable clearing organization). In such cases, the Fund faces the risk that the FCM would default on its obligations, including the FCM’s obligation to return margin posted by the Fund. The Fund faces a greater risk of counterparty non-performance in connection with its investments, if any, in over-the counter swap contracts that are not cleared. Unlike exchange-traded futures contracts, the counterparty to an over-the-counter swap contract is generally a single bank or other financial institution, rather than an FCM or a clearing organization backed by a group of financial institutions. If any counterparty to the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. During any such period, the Fund may have difficulty in determining the value of its investments associated with the counterparty, which in turn could result in the overstatement or understatement of the Fund’s NAV. The Fund may eventually obtain only a limited or no recovery in such circumstances.

Non-U.S. Investment Risk. The Fund may invest in Commodity Interests traded on non-U.S. exchanges or enter into over-the-counter Commodity Interests with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present greater risk to the extent that they are not subject to the same degree of regulation as their U.S. counterparts.

Global Currency Exchange Rate Risk.  The price of any non-U.S. Commodity Interest and, therefore, the potential profit and loss on such investment, may be affected by any variance in the foreign exchange rate between the time the order is placed and the time it is liquidated, offset, or exercised. As a result, changes in the value of the local currency relative to the U.S. dollar may cause losses to the Fund even if the Commodity Interest is profitable.

Gap Risk.  The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to change substantially from the previous day’s closing price.

Liquidity Risk. The Fund may not always be able to liquidate its positions in its Commodity Interests at the desired price. It is also difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, such as a foreign government taking political actions that disrupt the market in its currency, its commodity production, or exports, or in another major export, can also make it difficult to liquidate a position. Alternatively, limits imposed by the Futures Exchanges or other regulatory organizations, such as accountability levels, position limits, and daily price fluctuation limits, may contribute to a lack of liquidity with respect to some Commodity Interests. Unexpected market illiquidity may cause major losses to investors at any time or from time to time. Other investments, such as negotiated over-the-counter swap contracts, may have a greater likelihood of being illiquid since they are contracts between two parties that take into account not only market risk, but also the relative credit, tax, and settlement risks under such contracts. Such contracts also have limited transferability that results from such risks and from the contract’s express limitations.

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The Fund does not intend at this time to establish a credit facility, which could provide an additional source of liquidity. Instead, the Fund relies only on its assets for liquidity. The anticipated large value of the positions that the Fund will acquire or enter into increases the risk of illiquidity.

Regulatory Risk. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the CFTC and the Futures Exchanges on which the Component Futures Contracts trade are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of derivative transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. The effect of any future regulatory change on the Fund, including any amendment to the CEA, is impossible to predict, but it could be substantial and adverse.

New Fund Risk. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size. In this case, the Fund may experience more difficulty achieving its investment objectives than it otherwise would at higher asset levels, or the Fund may ultimately liquidate at an inopportune time for investors. A liquidation of the Fund may also result in adverse tax consequences. Additionally, although the Adviser has managed other investment vehicles and other commodity pools, and personnel of the Adviser have managed a mutual fund, the Adviser has not previously managed a mutual fund.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections afforded to investors in registered investment companies. Nonetheless, the Fund wholly-owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary would take action contrary to the interests of the Fund and its shareholders. A shareholder’s cost of investing in the Fund may be higher because shareholders bear the expenses of the Subsidiary. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized or incorporated, respectively, could result in the inability of the Fund or the Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund.

Clearing Broker Risk. The failure or bankruptcy of the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker is required to maintain customers’ assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, in the case of futures and options on futures, the clearing broker’s customers, such as the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers. In the case of cleared swaps, customers of a clearing broker in bankruptcy are entitled to recover assets specifically attributable to them pursuant to new CFTC regulations, but may nevertheless risk loss of some or all of their assets due to accounting or operational issues or due to legal risk in connection with the application of bankruptcy law to cleared swaps.

Position Limits Risk. Accountability levels, position limits, and daily price fluctuation limits set by the Futures Exchanges have the potential to prevent the Fund from trading certain futures contracts or employing its investment strategies. The Futures Exchanges, such as the NYMEX and ICE Futures, have established accountability levels and position limits on the maximum net long or net short positions that any person or group of persons under common trading control may hold, own, or control. In addition to accountability levels and position limits, the NYMEX and ICE Futures also set daily price fluctuation limits on futures contracts. The Fund may be unable to trade futures contracts due to such limitations.

In addition, limitations imposed by the CFTC may also prevent the Fund from trading certain futures contracts or employing its investment strategies. The CFTC has proposed limits on speculative positions in 25 physical commodity futures and option contracts and swaps that are economically equivalent to such contracts, in the agriculture, energy and metals markets (the "Position Limit Rules"). The Position Limit Rules would, among other things, identify which contracts are subject to speculative position limits; set thresholds that restrict the size of speculative positions; and, in some cases, impose accountability rules. At this time, it is unclear how the Position Limit Rules may affect the Fund, but the effect may be substantial for, and adverse to, the Fund.

Until such time as the Position Limit Rules are adopted, the regulatory structure for the CFTC in effect prior to the adoption of the Position Limit Rules will govern transactions in commodities and related derivatives. Under that system, the CFTC enforces federal limits on speculation in nine agricultural products (e.g., corn, wheat and soy), while the Futures Exchanges establish and enforce position limits and accountability levels for other agricultural products and certain energy products (e.g., oil and natural gas).

Other Investment Risks

Physical Delivery Risk.  It is not the current intention of the Fund to take physical delivery of commodities. Futures contracts are traditionally not cash-settled contracts, but it is possible to take delivery under these and some other investments. Storage costs associated with purchasing commodities could result in costs and other liabilities that could impact the value of the Component Futures Contract or other investments.

Commodity-Linked Notes Risk. Commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities.

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Asset Segregation

As a registered investment company, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission (“SEC”) or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes if the Fund has entered into a contractual arrangement with a FCM or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Fund intends to enter into these types of contractual arrangements with FCMs to allow the Fund to treat its commodity futures contracts as if they are cash settled. By identifying assets equal to only their net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. Additionally, there is no guarantee that the SEC or the SEC-staff will not change its position on required “coverage” measures for investment companies and such a change could force the Fund to modify its asset segregation policies and/or alter its investment strategies.

PORTFOLIO HOLDINGS INFORMATION

Information about the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

MANAGEMENT

Investment Adviser of the Fund and the Subsidiary

The Adviser has been registered as an investment adviser with the SEC since July 2, 2014, and is a wholly-owned subsidiary of Wainwright Holdings, Inc. The Adviser’s offices are located at 1999 Harrison Street, Suite 1530, Oakland, CA 94612. As of March 1, 2017, the Adviser and its affiliates had more than $4.6 billion in assets under management.

The Adviser has overall responsibility for the general management and administration of the Fund and the Subsidiary. The Adviser provides an investment program for the Fund and the Subsidiary. The Adviser has arranged for custody, distribution, fund administration, transfer agency, and all other non-distribution related services necessary for the Fund and the Subsidiary to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

The Adviser and its affiliates deal, trade, and invest for their own accounts in the type of investments in which the Fund and the Subsidiary may also invest. The Adviser does not use inside information in making investment decisions on behalf of the Fund.

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Commodity Pool Operation. Because the Fund and the Subsidiary do not expect to use futures contracts solely for “bona fide hedging purposes,” nor limit use of positions in futures contracts in accordance with the CEA and CFTC rules, the Fund’s investments in futures contracts will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to further CFTC regulation. The Fund will be operated in accordance with CFTC rules.

In connection with its role as investment adviser to the Fund and the Subsidiary, the Adviser has registered as a commodity pool operator (“CPO”) under the CEA. Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the National Futures Association (“NFA”), including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The CFTC’s harmonization rules regarding the disclosure, reporting, and recordkeeping requirements apply to the Fund as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Fund’s CPO, the Fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations.

The Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to carry out its investment strategies. However, there may be additional compliance and other expenses for the Fund. In addition, registration as a CPO subjects the Adviser to additional laws, regulations, and enforcement policies, all of which could increase compliance costs and may affect operations and the financial performance of the Fund.

Sub-Adviser to the Subsidiary

SummerHaven is registered with the CFTC as a Commodity Trading Advisor and is a member of the NFA. As of March 1, 2017, SummerHaven managed commodities accounts worth approximately $1.5 billion. SummerHaven manages the Subsidiary’s commodity trading account including providing investment research and management with respect to Commodity Interests. As compensation for the services that it provides to the Subsidiary, including selecting the Commodity Interests in which the Subsidiary invests, SummerHaven receives a management fee of 0.06% of the Fund’s average daily net assets, which is calculated daily and paid monthly by the Adviser out of its advisory fee.

Manager of Managers Structure

The Adviser and the Trust have applied for an exemptive order from the SEC to operate under a manager-of-managers structure that would permit the Adviser, with the approval of the Board, to appoint and replace sub-advisers (including the sub-adviser to the Subsidiary), enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, the Adviser will have ultimate responsibility, subject to oversight of the Board, for overseeing the Trust’s and the Subsidiary’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Adviser. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by a fund of the Trust also requires prior shareholder approval. Such approval has been obtained for the Fund from its initial shareholder. Thus, if the SEC order is obtained, the Fund will begin to operate under the Manager of Managers Structure immediately.

The Manager of Managers Structure will enable the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the Fund under the Manager of Managers Structure will not: (1) permit management fees paid by the Fund to the Adviser to be increased without shareholder approval; or (2) diminish the Adviser’s responsibilities to the Fund or the Subsidiary, including the Adviser’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

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Advisory Fees

As compensation for its services and its assumption of certain expenses, the Fund pays the Adviser a management fee, which is calculated daily and paid monthly, equal to 0.80% of the Fund’s average daily net assets. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

Advisory Agreements

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) and as investment adviser to the Subsidiary pursuant to an Investment Advisory Agreement (the “Subsidiary Investment Advisory Agreement”). SummerHaven provides services to the Subsidiary pursuant to a Sub-Advisory Agreement (the “Subsidiary Sub-Advisory Agreement”). The Advisory Agreement, the Subsidiary Investment Advisory Agreement, and the Subsidiary Sub-Advisory Agreement were approved by the Board at the October 13, 2016 meeting of the Board. The basis for the Board’s approval of these agreements will be explained in the Fund’s first semi-annual report to shareholders for the period ended June 30, 2017.

Expense Limitation Agreement

The Adviser has entered into the Expense Limitation Agreement with the Fund, under which the Adviser has agreed to waive and/or reimburse fees or pay Fund expenses in order to limit the Fund’s Total Annual Operating Expenses (excluding interest expenses, taxes, brokerage commissions, expenses that are capitalized in accordance with generally accepted accounting principles, expenses related to short sales, acquired fund fees and expenses, and extraordinary expenses) to 1.30% and 0.95% of the Fund’s average daily net assets for the Class A and Class I share classes, respectively. This agreement (the “Expense Limitation Agreement”) is in effect through July 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to reimburse any such waived fees or expenses more than three years after the date on which the fees or expenses were waived or reimbursed. The Expense Limitation Agreement may not be terminated or modified prior to July 31, 2018 except with the approval of the Board.

The Adviser may terminate the Expense Limitation Agreement at any time after July 31, 2018, but upon not less than 90 days’ notice to the Fund. The terms of the Expense Limitation Agreement may be revised upon renewal, if renewed. The Adviser is permitted to recoup from the Fund previously waived fees or reimbursed expenses for three years from the date on which the fees were waived or expenses reimbursed, as long as such recoupment does not cause such Fund’s operating expenses to exceed the expense cap that was applicable during the period in which the fees were waived or expenses were reimbursed.

PORTFOLIO MANAGEMENT

The Adviser supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. The Adviser utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objective. SummerHaven manages the Subsidiary’s commodity trading account including investment research and management with respect to Commodity Interests. The Adviser will monitor the performance of SummerHaven.

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The members of the team primarily responsible for the day-to-day management of the Fund’s portfolio are:

Mr. Andrew F Ngim, 56, co-founded USCF in 2005 and has served as a Management Director since May 2005 and, since August 15, 2016, has served as the Chief Operating Officer of USCF. Mr. Ngim has served as the portfolio manager for USCI, CPER and USAG since January 2013. Mr. Ngim also served as USCF’s Treasurer from June 2005 to February 2012. In addition, he has been on the Board of Managers and has served as the Assistant Secretary and Assistant Treasurer of USCF Advisers since its inception in June 2013. Prior to and concurrent with his services to USCF and USCF Advisers, from January 1999 to January 2013, Mr. Ngim served as a Managing Director for Ameristock Corporation, a California-based investment adviser, which he co-founded in March 1995, and was Co-Portfolio Manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013. From September 2014 to the present, Mr. Ngim also serves as portfolio manager of the Stock Split Index Fund, and, since November 2016, he also serves as portfolio manager of the USCF Restaurant Leaders Fund, each of which is a series of the USCF ETF Trust, as well as a Management Trustee of the USCF ETF Trust from August 2014 to the present. Mr. Ngim has been a principal of USCF listed with the CFTC and NFA since November 2005. Mr. Ngim earned his B.A. from the University of California at Berkeley.

Mr. Kevin A. Baum, 46, has served as a Portfolio Manager of USCF since March 2016 and as the Chief Investment Officer of USCF since September 1, 2016. Prior to joining USCF, Mr. Baum temporarily retired from December 2015 to March 2016. Mr. Baum served as the Vice President and Senior Portfolio Manager for Invesco PowerShares Capital Management LLC, an investment manager that manages a family of exchange-traded funds, from October 2014 through December 2015. Mr. Baum was temporarily retired from May 2012 through September 2014. From May 1993 to April 2012, Mr. Baum worked as the Senior Portfolio Manager, Head of Commodities for OppenheimerFunds, Inc., a global asset manager. Mr. Baum has been a principal and associated person of USCF since March 2016 and became listed as such with the CFTC via the NFA in April 2016. Mr. Baum is a CFA Charterholder, CAIA Charterholder, and earned a B.B.A. in Finance from Texas Tech University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Fund.

OTHER SERVICE PROVIDERS

Index Provider

SHIM, an affiliate of the Fund, owns and maintains the SDCI. The Adviser and SHIM have entered into a licensing agreement for the Fund’s use of the SDCI, for which the Adviser pays SHIM a licensing fee. The licensing fee is separate from the management fee paid to SummerHaven for sub-advisory services provided to the Subsidiary.

Fund Administrator and Custodian

Brown Brothers Harriman & Company serves as administrator and custodian for the Fund (“BBH” or the “Administrator” or the “Custodian”). BBH’s principal address is 50 Post Office Square, Boston Massachusetts 02110-1548BBH. As Fund administrator, BBH provides necessary administrative, tax, legal, accounting services, and financial reporting for the maintenance and operations of the Fund. In addition, BBH makes available the office space, equipment, personnel, and facilities to provide such services. BBH supervises the overall administration of the Trust, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance and books and records of the Fund.

Fund Transfer Agent

ALPS Fund Services, Inc. serves as the Fund’s transfer agent.

Distributor

ALPS Distributors, Inc. (the “Distributor”), 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the principal underwriter of the Fund’s shares. The Distributor is obligated to sell the shares of the Fund only on a best efforts basis against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

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Independent Registered Public Accounting Firm

Spicer Jeffries LLP, located in Greenwood Village, CO, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as counsel to the Trust and the Fund.

Management of the Subsidiary

The Subsidiary is wholly-owned by the Fund. The Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary and shares in the Subsidiary will not be sold or offered to other investors. The Adviser serves as the investment adviser of the Subsidiary, and the Sub-Adviser assists the Adviser in the management of Subsidiary’s investments in Commodity Interests. The Fund and the Subsidiary are jointly managed by the Adviser to comply with the compliance policies and procedures of the Fund. As a result, in managing the Fund’s and the Subsidiary’s portfolios, the Adviser will comply with the investment policies and restrictions that apply to the management of the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary’s principal investment strategies and principal risks constitute principal investment strategies and principal risks of the Fund.

The Fund’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Board regarding the Subsidiary’s compliance with the Fund’s policies and procedures. In addition, the Subsidiary is a commodity pool, like the Fund, and the Adviser is the commodity pool operator of the Subsidiary, as well as the Fund. BBH serves as the custodian and transfer agent for the Subsidiary.

DETERMINATION OF NET ASSET VALUE

The Fund’s share price is its NAV per share. The Fund determines the NAV per share of each class by dividing the Fund’s net assets (i.e., its assets less liabilities) by the total number of outstanding shares of that class.

The Fund’s NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, each day the NYSE is open for business (each, a “Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. NYSE holiday schedules are subject to change without notice.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Holdings that may be valued using “fair value” pricing may include, but are not limited to, holdings for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), holdings subject to non-U.S. investment limits or currency controls, and holdings affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a holding trades but before the Fund’s next NAV calculation time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of holdings used by the Fund to calculate its NAV may differ from quoted or published prices for the same holdings.

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The value of the Fund’s assets that trade in markets outside the United States may fluctuate on days that foreign markets are open (which may include non-Business Days). As such, the value of the Fund’s investments may change on days when you will not be able to purchase or redeem Fund shares.

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares every Business Day. The value of the Subsidiary’s shares will fluctuate with the value of its portfolio investments. The Subsidiary uses the same methodologies described above to price its shares.

HOW TO BUY SHARES

Purchasing Shares

Purchase orders received in “proper form” by the Fund’s transfer agent or its designated agent on a Business Day will be processed at the NAV of that class of shares next calculated after an order is received. On occasion, the NYSE closes before 4:00 p.m. Eastern time. When that happens, purchase orders received after the NYSE closes will be processed the following Business Day. To be in “proper form,” the purchase order must include:

•	The Fund name and account number;
•	Account name(s) and address(es); and
•	The dollar amount or number of shares to be purchased.

The Fund has authorized one or more brokers to accept on its behalf purchase (and redemption) orders, and these brokers are authorized to designate other intermediaries on the Fund’s behalf. The Fund will be deemed to have received a purchase (or redemption) order when an authorized broker, or that broker’s designee, accepts the order, and that order will be priced at the next computed NAV after acceptance.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards, or third-party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or the Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the financial market, as discussed below under “Other Account and Transaction Policies - Excessive Trading.” The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes rejecting purchase requests of investors with a history of excessive trading. The Fund may limit the amount of purchases and refuse to sell to any person. The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, the Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may also ask for other identifying documents or information, and may take additional steps to verify your identity. The Fund may not be able to open your account or complete a transaction for you until your identity has been verified.

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Classes of Shares Offered

The Fund currently offers two classes of shares: Class A and Class I. The Fund may offer additional classes of shares in the future.

Minimum Purchase Amount

The minimum initial investment in Class A Shares is $1,000. The minimum initial investment in Class I Shares is $100,000. The minimum subsequent investment for Class A Shares is $250. There is no minimum subsequent investment for Class I Shares. The Fund reserves the right to change these minimums from time to time or to waive them in whole or in part for certain accounts.

In addition, the Fund reserves the right to redeem the shares of any shareholder for the then current NAV per share if the shareholder’s aggregate investment in the Fund falls below the Fund’s minimum initial investment amount for the relevant share class. See the Fund’s SAI for details.

Financial intermediaries may have their own investment minimums, which may be higher or lower than the Fund’s investment minimums. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker, or other intermediary, the account minimum applies to the omnibus account, not to the account of the individual investor.

Sales Charges on Class A Shares

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $25,000	5.00%	5.26%	5.00%
$25,000 - $50,000	4.25%	4.44%	4.25%
$50,001 - $100,000	3.75%	3.90%	3.75%
$100,001 - $250,000	3.25%	3.36%	3.25%
$250,001 - $500,000	2.75%	2.83%	2.75%
$500,001 - $1,000,000	2.00%	2.04%	2.00%
Greater than $1 million	0.00%	0.00%	0.00%

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the NAV of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the NAV of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding. Except as provided below, investments in Class A shares of $1 million or more are subject to a 1% contingent deferred sales charge if the shares are redeemed within one year of purchase. The contingent deferred sales charge is based on the original purchase price or the current market value of the shares being redeemed, whichever is less.

Class A share purchases not subject to sales charges. The following investments are not subject to any initial or contingent deferred sales charges:

•	Purchases by dealers, brokers, banks, registered investment advisers, and other financial intermediaries that have entered into an agreement with the Distributor to offer the Fund on an advisory fee or wrap fee-based platform;

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•	Investments in Class A shares made by endowments or foundations with $50 million or more in assets;
•	Purchases made by clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts that may or may not charge transaction fees to customers; and
•	certain other investors may qualify to purchase shares without a sales charge, such as employees of the Adviser or its affiliates, or purchases by present or former officers, directors, trustees, and employees (and their “immediate families”) of the Fund, the Adviser, and its affiliates, and retirement plans established by them for their employees. The term “immediate family” in this context refers to one’s spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces, and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

Please see the SAI about purchases of Class A shares without sales charges.

Contingent deferred sales charges. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. Only investments in Class A shares of $1 million or more are subject to a contingent deferred sales charge of 1%, and only if the shares are redeemed within one year of purchase. If applicable, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the section “Reducing your Class A initial sales charge” of this Prospectus. The contingent deferred sales charge is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. For purposes of determining the contingent deferred sales charge, if you redeem only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

Reducing Your Class A Initial Sales Charge

To receive a reduction in your Class A initial sales charge, you must let your financial advisor know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. Consistent with the policies described in this Prospectus, you and your “immediate family” (in this context, your spouse and your children under the age of 21) may combine all of your investments in USCF Mutual Funds Trust to reduce Class A initial sales charges. Listed below are different ways that you may qualify for a reduced Class A initial sales charge.

Aggregating accounts. To receive a reduced Class A initial sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as trust accounts established by the above individuals and solely controlled business accounts.

Rights of accumulation. You may take into account your accumulated holdings in all share classes of the Fund to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your financial intermediary’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the SAI for further details.

Statement of intention. You may reduce your Class A initial sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the Fund that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A initial sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction.

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Right of reinvestment. You may reinvest proceeds from a redemption, dividend payment, or capital gain distribution without an initial sales charge, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment, or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without an initial sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment, or distribution.

Proceeds will be reinvested at the next calculated NAV after your request is received by the Distributor, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals, and payroll deductions) are not eligible for investment without a sales charge.

Contingent deferred sales charge waivers. The contingent deferred sales charge on Class A shares may be waived in the following cases:

•	redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities); and
•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.

To have your Class A contingent deferred sales charge waived, you must inform your financial advisor at the time you redeem shares that you qualify for such a waiver.

Financial Intermediaries.  If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Financial intermediaries are responsible for placing orders promptly with the Fund and forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

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HOW TO REDEEM SHARES

Shares may be redeemed on any Business Day. Redemption orders received in “proper form” by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells the Fund’s shares before 4:00 p.m. Eastern Time (or before the NYSE closes if the NYSE closes before 4:00 p.m. Eastern Time) will be effective at that day’s NAV. Your brokerage firm or financial institution may have an earlier cut-off time. Shareholders should contact their financial intermediaries for detailed information on redeeming their shares.

Redemption payments may be made in the form of a check or federal wire transfer, subject to any applicable redemption fee. The Fund reserves the right to charge a wire transfer fee of $25 to defray custodial charges for redemptions paid by wire transfer. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

Redemption proceeds will normally be sent within seven days from the time the Fund receives your redemption request in “proper form.” Redemptions specifying a certain date or share price cannot be accepted and will be returned. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund reissue a redemption check.

By Mail

You should contact your financial intermediary to redeem shares. However, if you no longer have a financial intermediary, you may redeem any or all of your shares in the Fund at no charge by mail. Your request, in proper form, should be addressed to: USCF Commodity Strategy Fund, P.O. Box 1920, Denver, CO 80201.

“Proper form” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address(es);
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization. The Fund will not make checks payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

By Telephone

You may redeem shares of the Fund by calling the transfer agent at 1-844-312-2114. The Fund, the transfer agent, and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller. The Fund may terminate the telephone redemption procedures at any time.

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Suspension of Redemptions, Postponement of Payments

When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment dates.

Signature Guarantees

In certain instances, when you redeem shares of the Fund, the Fund will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed, by either a Medallion program member or a non-Medallion program member, if:

•	You are changing your account ownership;
•	Your account registration or address has changed in the last 30 calendar days;
•	The redemption proceeds are sent to any person, address or bank account other than the one listed on record with the Fund; or
•	There are other unusual situations as determined by the Fund’s transfer agent.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification, or other acceptable signature authentication from a financial institution source. The Fund may waive any signature guarantee requirement at its discretion.

Low Balance Accounts, Involuntary Redemptions

If your total account balance falls below $1,000 due to withdrawals, or such other minimum amount as the Fund may determine from time to time, the Fund may redeem the remainder of your shares of the Fund. This will not apply to any account balances that drop below $1,000 due to a decline in NAV per share. The Fund will inform you in writing 30 days prior to redeeming your shares. If you do not bring your total account balance up to $1,000 within 30 days, the Fund may involuntarily redeem your shares and send you the proceeds. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Redemption In-Kind.  The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio. It is not expected that the Fund would redeem shares in-kind except if the amount of such a request is large enough to affect the Fund’s operations. The securities would be chosen by the Fund and valued at the Fund’s NAV. To the extent that the Fund redeems its shares in-kind, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities, and the possibility of a lack of a liquid market for those securities. The shareholder may incur transaction expenses in converting these securities to cash.

OTHER ACCOUNT AND TRANSACTION POLICIES

Financial Intermediaries

The Fund has authorized certain broker-dealers and other financial institutions to accept on their behalf purchase and redemption orders. Such broker-dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received an order when the authorized broker-dealer or, if applicable, a broker-dealer’s authorized designee receives the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Excessive Trading.  The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. The Board has adopted a policy regarding excessive trading.

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The Fund discourages excessive, short-term trading and other abusive trading practices and the Fund may use a variety of techniques to monitor trading activity and detect abusive trading practices. In an effort to minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject purchase orders from individuals or groups who, in the Fund’s view, are likely to engage in market timing or excessive trading and suspend the offering of Fund shares. The Fund reserves the right, in its sole discretion, to identify trading practices as abusive. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Electronic Delivery of Reports.  The Fund’s shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery (“E-Delivery”) for prospectuses, supplements, and annual and semi-annual reports. You can also register, cancel, change your e-mail address, or change your consent options, any time by contacting the Fund at 1-844-312-2114.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders that the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-312-2114 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Shareholder Inactivity.  Under certain circumstances, if no activity occurs in an account within a time period specified by state escheatment law, your shares in the Fund may be considered “abandoned property” and transferred to that state.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay out dividends on at least an annual basis. The Fund intends to distribute its net realized capital gains, if any, to investors at least annually. The Fund may occasionally be required to make supplemental distributions at some other time during the year. Due to the pattern of purchases and redemptions of the Fund, the Fund’s total net assets may fluctuate significantly over the course of a year. Because the Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in the Fund.

Dividends and other distributions will be reinvested in additional distributing Fund shares automatically at the Fund’s NAV per share unless you request otherwise in writing or via telephone. The Fund reserves the right, if you elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, to reinvest the check in your account, without interest, in additional Fund shares at the Fund’s then-current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. The check will not be held separate from the shares in your account.

27

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Distribution and Service Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year attributable to Class A shares to finance activities primarily intended to result in the sale of the Fund’s Class A shares or to the provider of investor/distribution services.

Since the Fund’s assets are used to pay Rule 12b-1 fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Consequently, long-term shareholders eventually may pay more than the economic equivalent of the maximum initial charges permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

ADDITIONAL TAX INFORMATION

The following is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws. Additional tax information is contained in the SAI which is incorporated herein and made a part of this Prospectus.

The Fund intends to qualify each year for treatment as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code. To qualify as a RIC, the Fund must meet a number of requirements, including requirements as to the source of its income and the diversification of its assets. If it meets those requirements, as well as certain minimum distribution requirements, the Fund will not subject to income tax at the fund level on income and gains from investments that are timely distributed to shareholders. The Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level U.S. federal income taxation and consequently a reduction in income available for distribution to shareholders.

The remainder of this summary assumes that the Fund will qualify as a RIC and meet the minimum distribution requirements.

Income from commodities is generally not qualifying income for a RIC. The Fund intends to treat any income it may derive from commodity-linked derivatives (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) received from the Subsidiary as “qualifying income” for a RIC, based, in part, on numerous private letter rulings (“PLR”) provided to third parties not associated with the Fund or its affiliates (which only those parties may cite as precedent). Shareholders and potential investors should be aware, however, that in July 2011, the IRS suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this Prospectus. If, after re-examination, the IRS changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

The Fund has undertaken to not hold more than 25% of its assets in the Subsidiary at the end of any quarter. If the Fund fails to limit itself to the 25% ceiling and fails to correct the issue within 30 days after the end of the quarter, the Fund may fail the RIC diversification tests described above.

Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a RIC or fails to satisfy the distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) an all distributions out of earnings and profits will be taxed to you as dividend income, which, in general and subject to limitations under the Internal Revenue Code of 1986, as amended (the “Code”), under current law will constitute qualified dividend income in the case of individual shareholders and would be eligible for corporate dividends received deduction. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities that they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

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Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or when you redeem shares. If you hold your investment in shares through a tax-exempt entity or tax-deferred retirement account, you should consult your own tax adviser to determine the tax consequences to you of an investment in shares.

Taxes on Dividends and Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of realized net long-term capital gains over realized net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For noncorporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will be taxable as ordinary income. Distributions of investment income reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and by you. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s basis in its shares will be reduced by the amount of any distribution treated as a non-taxable return of capital.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Fund and capital gain on the sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions (other than Capital Gain Dividends or dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Fund (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. In addition, even if shareholders have provided appropriate certifications to that intermediary, such withholding may apply if the foreign intermediary does not enter into an agreement with the IRS regarding reporting and is not located in a jurisdiction that has entered into an Intergovernmental Agreement with the IRS.

Taxes When Fund Shares are Redeemed

Any capital gain or loss realized upon a redemption of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a redemption of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent that Capital Gain Dividends were paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

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Tax Information About Investments in the Subsidiary

As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. The Fund believes based on current law that its taxable income from the Subsidiary will be qualifying income satisfying the RIC source-of-income requirement. Recently, the Internal Revenue Service and the U.S. Treasury Department issued proposed treasury regulations that would modify the current treatment of income from a foreign subsidiary, such as the Subsidiary, for purposes of this source-of-income test. The Fund does not believe that these proposed regulations if finalized in their current form would prevent the Fund from qualifying as a regulated investment company under subchapter M of the Internal Revenue Code. This tax treatment may be adversely affected by additional changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from the Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s investment in the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy or cause the Fund to fail to qualify as a RIC.

In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in the Subsidiary so that it does not constitute more than 25% of its total assets as of the end of any quarter.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary is organized or incorporated, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

The Government of the Cayman Islands will not, under existing legislation, impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax upon the Subsidiary or its shareholder(s). The Cayman Islands are not party to a double tax treaty with any country that is applicable to any payments made to or by the Subsidiary.

The Subsidiary has applied for and received an undertaking from the Governor-in-Cabinet of the Cayman Islands that, in accordance with section 6 of the Tax Concessions Law (2011 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Subsidiary or its operations and, in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of the shares, debentures or other obligations of the Subsidiary or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Subsidiary to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Subsidiary.

Cost Basis Reporting

The Fund is generally required to report cost basis information to you and to the IRS on Form 1099-B for shares acquired after January 1, 2012. Shares acquired after January 1, 2012 are called “covered” shares. Covered shares will each have their own cost basis. Unless instructed otherwise, the Fund intends to use the average cost method to calculate your gain or loss on shares sold based on the average cost per share. You are entitled to select a different cost basis method for the covered shares in your account. For more information on cost basis and which method is right for you, please contact your tax advisor.

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ADDITIONAL NOTICES

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the SDCI to track the market of major commodities. SHIM has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining or composing the SDCI. The Fund, the Adviser, SummerHaven, and SHIM do not guarantee the accuracy, completeness, or performance of the SDCI. SHIM has contracted with Bloomberg, L.P. to calculate the SDCI. Bloomberg, L.P. shall have no liability for any errors or omissions in calculating the SDCI.

PERFORMANCE INFORMATION OF A RELATED STRATEGY (NOT THE FUND)

As of the date of this Prospectus, the Fund has not yet commenced investment operations and does not have a performance record of its own. Pursuant to rules and regulations issued by the CFTC and the NFA, the Fund is treated as a commodity pool due to investments, either directly or through the Subsidiary, in commodity instruments that are subject to the jurisdiction of the CFTC. Under these rules and regulations, commodity pools (such as the Fund) with less than three years of operating history are required to disclose the performance of all accounts and pools that are managed by the same investment manager (known as the commodity pool operator) and that have investment objectives, policies, and strategies substantially similar to those of the offered pool. Accordingly, the table below shows performance information, calculated by the Adviser, for the United States Commodity Index Fund (the “Other Fund”) managed by the Adviser with investment objectives, principal investment strategies, and investment policies substantially similar to those of the Fund.

The performance information for the Other Fund, which commenced investment operations on August 10, 2010, is provided to illustrate the past performance of the Adviser in managing a portfolio that is substantially similar to the Fund. The net expenses of the Other Fund are lower than the net expenses for each share class (before applicable sales charges) of the Fund. If the Other Fund’s net expenses were the same as the net expenses of the Fund’s various share classes, the Other Fund’s performance would have been lower than the performance shown below.

Additionally, for federal tax purposes, the Fund intends to qualify for treatment as a regulated investment company while the Other Fund expects to be treated as a partnership, and as such, the Other Fund is subject to different rules under the Code and, unlike the Fund, is not subject to limitations imposed by the 1940 Act. Although the Fund is providing this information to comply with CFTC regulations applicable to the Fund and the Adviser, investors should not rely on the Other Fund’s performance information in making a decision as to whether to invest in the Fund.

Performance shown below for the Other Fund is net of all actual fees and expenses incurred by the Other Fund and does not reflect the fees of the Fund. The table below also compares the Other Fund’s performance for the periods shown with the SDCI, which is the benchmark used by both the Fund and the Other Fund. The performance information shown below does not represent the performance of the Fund itself, and it should not be interpreted as an indication or guarantee of how the Fund will perform in the future. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

Annualized Total Returns (for periods ended December 31, 2016)

	1 Year	5 Years	Since Inception (8/10/2010)
Other Fund (NAV)	-1.23%	-31.55%	-19.96%
Other Fund (Market Price)	-1.16%	-31.47%	-20.00%
SummerHaven Dynamic Commodity Index Total ReturnSM*	-0.25%	-25.88%	-11.78%

*Index performance does not reflect deductions for fees, expenses, or taxes.

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FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

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USCF ADVISERS LLC
USCF ETF TRUST
USCF MUTUAL FUNDS TRUST
Privacy Notice

FACTS	WHAT DO USCF ADVISERS LLC (THE “COMPANY”), THE USCF ETF TRUST AND THE USCF MUTUAL FUNDS TRUST (EACH A “TRUST” AND TOGETHER, THE “TRUSTS”) DO WITH PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number

•      account balances

•      account transactions

•      transaction history

•      wire transfer instructions

•     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ' personal information; the reasons the Company and the Trusts choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do we share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions? Call 1-800-394-5065 or go to www.uscfinvestments.com

33

USCF ADVISERS LLC USCF ETF TRUST USCF MUTUAL FUNDS TRUST Privacy Notice
What we do
How do the Company and the Trusts protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Company and the Trusts collect my personal information?

We collect your personal information, for example, when you

■       open an account

■       provide account information

■       give us your contact information

■       make a wire transfer

■       tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       sharing for affiliates’ everyday business purposes - information about your creditworthiness

■       affiliates from using your information to market to you

■       sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

■ Our affiliates include companies which are subsidiaries of Wainwright Holdings, Inc., such as United States Commodity Funds LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ The Company and the Trusts do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Company and the Trusts do not conduct joint marketing.

34

USCF Mutual Funds Trust

The Fund’s SAI provides additional detailed information about the Fund. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year, as applicable.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi-annual shareholder reports, as applicable, free of charge, please:

Call:	1-800-920-0259
Monday through Friday
8:30 a.m. – 6:00 p.m. (Eastern Time)
Write:	USCF Mutual Funds Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Visit:	www.uscfinvestments.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

USCF Mutual Funds Trust
1999 Harrison Street, Suite 1530
Oakland, CA 94612

The Fund is distributed by
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

USCF Advisers® is a registered mark of United States Commodity Funds LLC

Investment Company Act File No. 811-23213

35

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION SUBJECT TO COMPLETION

DATED MARCH 14, 2017

STATEMENT OF ADDITIONAL INFORMATION

USCF COmmODITY STRATEGY FUND

Class A (USCFX)

CLASS I (USCIX)

__________________, 2017

USCF MUTUAL FUNDS TRUST

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”), dated ______, 2017 for the USCF Commodity Strategy Fund (the “Fund”), a series of USCF Mutual Funds Trust (the “Trust”). A copy of the Prospectus for the Fund may be obtained, without charge, by calling 1-800-920-0259 or visiting www.uscfinvestments.com, or writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.

The Prospectus is incorporated by reference into this SAI. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

No person has been authorized to give any information or to make any representations other than those contained in this SAI or the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.

The SAI does not constitute an offer to sell securities.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized on July 11, 2016 as a Delaware statutory trust and operates in accordance with its Declaration of Trust. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of one series, the Fund. This SAI relates only to the Fund. Other series may be added to the Trust in the future. The shares of the Fund are referred to herein as “shares.” The offering of shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Fund is managed by USCF Advisers LLC (the “Adviser”). The Adviser has been a registered investment adviser with the Securities and Exchange Commission (the “SEC”) since July 1, 2014 and is a wholly-owned subsidiary of Wainwright Holdings, Inc.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective and policies are discussed in the Prospectus. There can be no assurance that the Fund’s investment objective will be achieved. The investment objective and investment policies that are not fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.

The Fund’s share price will fluctuate with market and economic conditions. The Fund should not be relied upon as a complete investment program.

Investment Restrictions

The investment restrictions set forth below have been adopted by the Board of Trustees (the “Board”) as fundamental policies that cannot be changed with respect to the Fund without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Fund present or represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

If any percentage restriction described below is complied with at the time of investment, a later increase or decrease in percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law. With respect to the Fund’s fundamental investment restriction A (below), asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Fund may not:

A.	Borrow money, except to the extent permitted by applicable law.
B.	Make loans except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. For example, Sections 17 and 18 of the 1940 Act relate to certain transactions and the capital structures of investment companies. Such provisions can inhibit an investment company’s ability to make loans.
C.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with investments in other investment companies.

2

D.	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or invest in securities or other instruments issued by issuers that invest in real estate.
E.	Purchase or sell physical commodities except through its wholly owned subsidiary, and to the maximum extent as permitted by the 1940 Act.
F.	Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Section 18(f) of the 1940 Act regulates the requisite asset coverage and permissible classes; such restrictions have been interpreted by the SEC staff and subsequent rules and regulations have been issued.
G.	Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, provided that this restriction does not limit the Fund’s investments in (i) securities or other instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) securities of other investment companies.

ADDITIONAL INFORMATION ABOUT THE SDCI

The SDCI is a total return commodity sector index designed to broadly represent major commodities. The composition and total return of the SDCI is described in the Prospectus.

The SDCI is rules-based and reconstituted and rebalanced monthly based on observable price signals. In this context, the term “rules-based” is meant to indicate that the composition of the SDCI in any given month will be determined by quantitative formulas related to the prices of futures contracts for the 27 commodities that are eligible to be included in the SDCI. Such formulas are not subject to adjustment based on factors other than those described below, and are not subject to human bias.

The monthly selection of the Component Futures Contracts involves the following three-step process:

1.	The seven commodities with the greatest “backwardation” (or least “contango”) are identified from the universe of eligible commodities. Backwardation is measured as the annualized percentage price difference between the futures price for the closest-to-expiration contract and the next closest-to-expiration contract for each commodity.

2.	From the remaining 20 commodities, the seven commodities with the greatest 12-month price “momentum” are identified, subject to a diversification requirement. For each commodity, momentum is measured as the percentage price difference between the futures price for the closest-to-expiration contract and the price of the closest-to-expiration contract 12-months ago for the commodity. As part of the diversification requirement, the SDCI requires at least one commodity from each of the following six commodity sectors to be represented by a Component Futures Contract: Precious Metals, Industrial Metals, Energy, Livestock, Softs, and Grains. If a commodity sector is not represented after steps 1 and 2, the commodity with the highest momentum among the commodities of the omitted sector is substituted for the commodity with the lowest momentum among the seven commodities identified in step 2 (assuming that the commodity sector for the replaced commodity would still be represented by another identified commodity).

3.	For each of the 14 identified commodities, SDCI selects the eligible futures contract for the contract month with the greatest backwardation (or least contango), taking into account the allowed contracts and maximum tenor for each commodity market. The maximum eligible tenor is measured as the number of months starting from the maturity of the closest-to-expiration contract. The previous notwithstanding, the contract expiration is not changed for that month if a commodity remains in the index, as long as the contract does not expire or enter its notice period in the subsequent month.

3

The 14 commodities selected are included in the SDCI for the next month on an equally-weighted basis. Due to the dynamic monthly commodity selection, the sector weights will vary from approximately 7% to 43% over time, depending on the price observations each month. The date of the selection for the SDCI is the fifth business day prior to the first business day of a calendar month.

Prior to the end of each month, SHIM determines the composition of the SDCI and provides such information to Bloomberg. Values of the SDCI are computed by Bloomberg and disseminated approximately every 15 seconds from 8:00 a.m. to 5:00 p.m., Eastern time. Bloomberg also publishes a daily SDCI value at approximately 5:30 p.m., Eastern time, under the index ticker symbol “SDCITR:IND.” Only settlement and last-sale prices are used in the SDCI’s calculation; bids and offers are not recognized, including limit-bid and limit-offer price quotes. Where no last-sale price exists, typically in the more deferred contract months, the previous day’s settlement price is used. This means that the underlying SDCI may lag its theoretical value. This tendency to lag is evident at the end of the day when the SDCI value is based on the settlement prices of the futures contracts held by the SDCI, and explains why the underlying SDCI often closes at or near the high or low for the day.

The composition of the SDCI on any given day, as determined and published by SHIM, is determinative of the benchmark for the Fund. However, it is not possible to anticipate all possible circumstances and events that may occur with respect to the SDCI and the methodology for its composition, weighting, and calculation. Accordingly, a number of subjective judgments must be made in connection with the operation of the SDCI that cannot be adequately reflected in this description of the SDCI. All questions of interpretation with respect to the application of the provisions of the SDCI methodology, including any determinations that need to be made in the event of a market emergency or other extraordinary circumstances, will be resolved by SHIM.

Because the SDCI is comprised of actively traded contracts with scheduled expirations, it can be calculated only by reference to the prices of contracts for specified expiration, delivery or settlement periods, referred to as contract expirations. The contract expirations included in the SDCI for each commodity during a given year are designated by SHIM, provided that each contract must be an active contract. An active contract for this purpose is a liquid, actively-traded contract expiration, as defined or identified by the relevant trading facility or, if no such definition or identification is provided by the relevant trading facility, as defined by standard custom and practice in the industry.

If a Futures Exchange ceases trading in all contract expirations relating to an eligible futures contract, SHIM may designate a replacement contract for the commodity. The replacement contract must satisfy the eligibility criteria for inclusion in the SDCI. To the extent practicable, the replacement is effected during the next monthly review of the composition of the SDCI. If that timing is not practicable, SHIM determines the date of the replacement based on a number of factors, including the differences between the existing futures contract and the replacement futures contract with respect to contractual specifications and contract expirations.

If a contract is eliminated and there is no replacement contract, the underlying commodity will necessarily be dropped from the SDCI. The designation of a replacement contract, or the elimination of a commodity from the SDCI because of the absence of a replacement contract, could affect the value of the SDCI, either positively or negatively, depending on the price of the contract that is eliminated and the prices of the remaining contracts. It is impossible, however, to predict the effect of these changes, if they occur, on the value of the SDCI.

4

Table 1 below lists the eligible commodities, the relevant Futures Exchange on which the futures contracts for the commodities are listed, and quotation details as of December 31, 2016. Table 2 below lists the eligible futures contracts, their sector designations and maximum allowable tenors as of December 31, 2016.

TABLE 1

Commodity	Designated Contract	Exchange	Units	Quote
Aluminum	High Grade Primary Aluminum	LME	25 metric tons	USD/metric ton
Cocoa	Cocoa	ICE-US	10 metric tons	USD/metric ton
Coffee	Coffee “C”	ICE-US	37,500 lbs	U.S. cents/pound
Copper	Copper	COMEX	25,000 lbs	U.S. cents/pound
Corn	Corn	CBOT	5000 bushels	U.S. cents/bushel
Cotton	Cotton	ICE-US	50,000 lbs	U.S. cents/pound
Crude Oil (WTI)	Light, Sweet Crude Oil	NYMEX	1,000 barrels	USD/barrel
Crude Oil (Brent)	Crude Oil	ICE-UK	1,000 barrels	USD/barrel
Gas Oil	Gas Oil	ICE-UK	100 metric tons	USD/metric ton
Gold	Gold	COMEX	100 troy oz.	USD/troy oz.
Heating Oil	Heating Oil	NYMEX	42,000 gallons	U.S. cents/gallon
Lead	Lead	LME	25 metric tons	USD/metric ton
Lean Hogs	Lean Hogs	CME	40,000 lbs.	U.S. cents/pound
Live Cattle	Live Cattle	CME	40,000 lbs.	U.S. cents/pound
Feeder Cattle	Feeder Cattle	CME	50,000 lbs.	U.S. cents/pound
Natural Gas	Henry Hub Natural Gas	NYMEX	10,000 mmbtu	USD/mmbtu
Nickel	Primary Nickel	LME	6 metric tons	USD/metric ton
Platinum	Platinum	NYMEX	50 troy oz.	USD/troy oz.
Silver	Silver	COMEX	5,000 troy oz.	U.S. cents/troy oz.
Soybeans	Soybeans	CBOT	5,000 bushels	U.S. cents/bushel
Soybean Meal	Soybean Meal	CBOT	100 tons	USD/ton
Soybean Oil	Soybean Oil	CBOT	60,000 lbs.	U.S. cents/pound
Sugar	World Sugar No. 11	ICE-US	112,000 lbs.	U.S. cents/pound
Tin	Tin	LME	5 metric tons	USD/metric ton
Unleaded Gasoline	Reformulated Blendstock for Oxygen Blending	NYMEX	42,000 gallons	U.S. cents/gallon
Wheat	Wheat	CBOT	5,000 bushels	U.S. cents/bushel
Zinc	Special High Grade Zinc	LME	25 metric tons	USD/metric ton

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TABLE 2

Commodity Symbol	Commodity Name	Sector	Allowed Contracts	Max. tenor
NG	Natural Gas	Energy	All 12 Calendar Months	12
CL	Crude Oil	Energy	All 12 Calendar Months	12
XB	RBOB	Energy	All 12 Calendar Months	12
HO	Heating Oil	Energy	All 12 Calendar Months	12
CO	Brent Crude	Energy	All 12 Calendar Months	12
QS	Gas Oil	Energy	All 12 Calendar Months	12
LC	Live Cattle	Livestock	Feb, Apr, Jun, Aug, Oct, Dec	5
LH	Lean Hogs	Livestock	Feb, Apr, Jun, Jul, Aug, Oct, Dec	5
FC	Feeder Cattle	Livestock	Jan, Mar, Apr, May, Aug, Sep, Oct, Nov	5
W	Wheat	Grains	Mar, May, Jul, Sep, Dec	7
C	Corn	Grains	Mar, May, Jul, Sep, Dec	12
S	Soybeans	Grains	Jan, Mar, May, Jul, Aug, Sep, Nov	12
SM	Soymeal	Grains	Jan, Mar, May, Jul, Aug, Sep, Oct, Dec	7
BO	Bean Oil	Grains	Jan, Mar, May, Jul, Aug, Sep, Oct, Dec	7
LA	Aluminum	Industrial Metals	All 12 Calendar Months	12
HG	Copper	Industrial Metals	All 12 Calendar Months	12
LX	Zinc	Industrial Metals	All 12 Calendar Months	7
LN	Nickel	Industrial Metals	All 12 Calendar Months	7
LL	Lead	Industrial Metals	All 12 Calendar Months	7
LT	Tin	Industrial Metals	All 12 Calendar Months	7
GC	Gold	Precious Metals	Feb, Apr, Jun, Aug, Oct, Dec	12
SI	Silver	Precious Metals	Mar, May, Jul, Sep, Dec	5
PL	Platinum	Precious Metals	Jan, Apr, Jul, Oct	5
SB	Sugar	Softs	Mar, May, Jul, Oct	7
CT	Cotton	Softs	Mar, May, Jul, Dec	7
KC	Coffee	Softs	Mar, May, Jul, Sep, Dec	7
CC	Cocoa	Softs	Mar, May, Jul, Sep, Dec	7

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

A description of the Fund’s principal investment strategies and risks is contained in the Fund’s Prospectus under the headings “Principal Investment Strategies of the Fund,” “Principal Risks of Investing in the Fund,” “Additional Information about Principal Investment Strategies,” and “Additional Principal Risk Information about the Fund.” The discussion below supplements, and should be read in conjunction with, such sections of the Fund’s Prospectus.

Additional Information about Investment Strategies

Cayman Subsidiary

Although the Fund may invest its assets directly in Commodity Interests, the Fund primarily gains exposure to commodities markets by investing up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by the Adviser and has the same investment objective as the Fund. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity Interests. The Subsidiary may invest in certain Commodity Interests that the Fund is restricted or limited from investing in directly. Investing in the Subsidiary will permit the Fund to have greater exposure to commodities markets while maintaining compliance with federal taxation requirements applicable to investment companies under the 1940 Act.

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The Fund and the Subsidiary are each subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Adviser is registered as a commodity pool operator (“CPO”) of the Fund and the Subsidiary under the Commodity Exchange Act (“CEA”) and, therefore, is subject to rules and regulation of the CFTC and the National Futures Association. The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

The Subsidiary is not registered as an investment company under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. However, the Fund will wholly-own and control the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including the Fund’s investment in the Subsidiary and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary follows the same compliance policies and procedures as the Fund. The Fund and the Subsidiary test for compliance with certain investment restrictions and limitations on a consolidated basis, except that with respect to investments that may involve leverage, the Subsidiary complies independently with asset segregation requirements to the same extent as the Fund. Changes in the laws of the Cayman Islands, under which the Subsidiary is incorporated, could result in the inability of the Fund to effect its desired investment strategy. In addition, changes in the tax laws in either the U.S. or the Cayman Islands might negatively impact the Fund and its investors.

The Cayman Islands currently does not impose any income, corporate or capital gains tax, or withholding tax, on the Subsidiary. If the laws of the Cayman Islands were changed and the Subsidiary were required to pay Cayman Islands taxes, this may impact the Fund’s return based upon the percentage of assets allocated to commodities at that time. The Subsidiary has applied for and received an undertaking from the Governor-in-Cabinet of the Cayman Islands that, in accordance with section 6 of the Tax Concessions Law (2011 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Subsidiary or its operations and, in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of the shares, debentures or other obligations of the Subsidiary or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Subsidiary to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Subsidiary.

To the extent that this SAI references securities, Commodity Interests or other assets in which the Fund may invest or may not invest, or the Fund’s expectations, risks or obligations with respect to any such investments, the Subsidiary may or may not invest in those same assets and would have the same expectations and would be subject to the same risks and obligations.

Commodity Interests

The Fund intends to invest in Commodity Interests. Investing in commodities in this manner carries risks. The Fund’s exposure to the commodities markets and derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of Commodity Interests and other derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

Commodity Contracts. The Fund may purchase and sell commodity contracts in the form of forwards, futures, and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions; and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws. The Fund may also invest in other instruments related to commodities, including structured notes, and securities of commodities finance and operating companies. In the commodity futures market, there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures with respect to that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

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Futures and Options on Futures. The Fund may purchase futures and options on futures. A commodities futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

The Fund may purchase and sell futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

8

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may purchase futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most Futures Exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Fund. When the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

When the Fund invests in Commodity Interests (including swaps), it may be required to segregate cash and/or liquid securities to the extent the Fund’s obligations are not covered or otherwise offset. Generally, if the Fund does not cover its obligations to pay or deliver securities or other assets, the Fund will segregate cash or liquid securities in an amount at least equal to the current amount of the obligation. With respect to investments in futures contracts, the Fund will deposit initial margin and any applicable daily variation margin in addition to segregating cash or liquid securities sufficient to satisfy its obligation to purchase or provide securities or currencies, or to pay the amount owed at the contract’s expiration.

Swaps. The Fund may enter into swap agreements and options on swap agreements. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular investment, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities or investments representing a particular index. Swaps can also be based on credit and other events.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require the Fund to incur increased expenses. When the Fund enters into a cleared swap, it must deliver initial margin to the central counterparty (via the FCM). During the term of the swap agreement, a variation margin amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional variation margin payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional variation margin to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

9

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

An option on a swap agreement generally is an over-the-counter option that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

Treasuries

The Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations (“Treasuries”) and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. Treasuries are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Other Investment Companies and Pooled Investment Vehicles

The Fund may invest in securities of other investment companies, including registered investment companies that are Exchange-Traded Funds (“ETFs”). ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which are commonly referred to as “exchanged traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested.

Additional Information about Investment Risks

Investment in the Fund should be made with an understanding that the value of the portfolio held by the Fund may fluctuate in accordance with changes in the market and other factors.

Credit Risk

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other investments to implement its investment strategy.

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When the Fund purchases futures contracts and invests in other Commodity Interests, it is exposed to the credit risk that the counterparty will not be able to meet its obligations. The counterparty for an exchange-traded futures contract is the clearinghouse associated with the particular exchange. In general, in addition to margin required to be posted by the clearinghouse in connection with cleared trades, clearinghouses are backed by their members who may be required to share in the financial burden resulting from the nonperformance of one of their members and, therefore, this additional member support should significantly reduce credit risk. Neither the Fund nor the Subsidiary is currently a member of any clearinghouse. Some foreign exchanges are not backed by their clearinghouse members but may be backed by a consortium of banks or other financial institutions. Unlike in the case of exchange-traded futures contracts, the counterparty to an over-the counter swap transaction is generally a single bank or other financial institution. As a result, there will be greater counterparty credit risk in over-the counter swap transactions. There can be no assurance that any counterparty, clearinghouse, or their members or their financial backers will satisfy their obligations in such circumstances.

The Adviser attempts to manage credit risk by following various trading limitations and policies. In particular, the Fund generally posts margin and/or holds liquid assets that are approximately equal to the market value of its obligations to counterparties under the futures contracts and other Commodity Interests it holds. The Adviser intends to execute and clear trades and enter into over-the-counter swap transactions only with parties perceived to be creditworthy and/or requiring the posting of collateral or margin by such parties to limit credit exposure. Each FCM of the Fund, or any other broker that may be retained by the Fund in the future, when accepting orders to purchase or sell futures contracts on United States exchanges on behalf of the Fund, is required by CFTC regulations to separately account for and segregate as belonging to the Fund all assets of such entity relating to its domestic futures contracts trading. These FCMs are not allowed to commingle assets of the Fund with the FCM’s other assets. In addition, the CFTC requires commodity brokers to hold in a secure account the assets of the Fund related to foreign futures contracts trading.

Cyber Security Risk

The Trust and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Trust to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Trust or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Trust. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Trust’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Trust to regulatory fines or financial losses and/or cause reputational damage. The Trust may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Trust may invest, which could result in material adverse consequences for such issuers and may cause the Trust’s investment in such companies to lose value.

Liquidity Risk

Trading opportunities are more limited for investments that are not widely held. This may make it more difficult to sell or buy an investment at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell an investment, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of investments may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell an investment at a desired time or price. If this happens, the Fund will be required to continue to hold the investment or keep the position open, and the Fund could incur losses.

Futures positions cannot always be liquidated at the desired price. It is difficult to execute a trade at a specific price when there is a relatively small volume of buy and sell orders in a market. A market disruption, such as a foreign government taking political actions that disrupt the market for its currency, its crude oil production or exports, or another major export, can also make it difficult to liquidate a position. Because Commodity Interests, including futures contracts, options and cleared and uncleared swaps, may be illiquid, the Fund’s investments in Commodity Interests may be more difficult to liquidate at favorable prices in periods of illiquid markets and losses may be incurred during the period in which positions are being liquidated. The large size of the positions that the Fund may acquire increases the risk of illiquidity both by making its positions more difficult to liquidate and by potentially increasing losses while trying to do so.

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Over-the-counter swap contracts that are not subject to clearing may be even less marketable than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, they are not transferable without the consent of the counterparty. These conditions make such contracts less liquid than standardized futures contracts traded on a commodities exchange and could adversely impact the Fund’s ability to realize the full value of such contracts. In addition, even if collateral is used to reduce counterparty credit risk, sudden changes in the value of over-the-counter swap contracts may leave a party open to financial risk due to a counterparty default since the collateral held may not cover a party’s exposure on the transaction in such situations.

Leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Correlation Risk

To the extent that investors use the Fund as a means of indirectly investing in commodities, there is the risk that the daily changes in the NAV per share of the Fund on a percentage basis will not closely track the daily changes in the spot prices of the commodities comprising the SDCI on a percentage basis. This could happen if the changes in Fund’s NAV do not correlate closely with the changes in the price of the futures contracts in which the Fund invests, or if the changes in the price of the futures contracts in which the Fund invests do not closely correlate with the changes in the cash or spot price of the underlying commodities. This is a risk because if these correlations do not exist, then investors may not be able to use the Fund as a cost-effective way to indirectly invest in commodities or as a hedge against the risk of loss in commodity-related transactions.

The design of the SDCI is such that every month it is made up of different Component Futures Contracts and the Fund primarily invests in the Component Futures Contracts composing the SDCI. In the event of a commodity futures market where near month contracts to expire trade at a higher price than next month contracts to expire, a situation referred to as “backwardation,” then absent the impact of the overall movement in commodity prices, the value of the SDCI would tend to rise as it approaches expiration. As a result, the Fund may benefit because it would be selling more expensive contracts and buying less expensive ones on an ongoing basis. Conversely, in the event of a commodity futures market where near month contracts trade at a lower price than next month contracts, a situation referred to as “contango,” then absent the impact of the overall movement in commodity prices, the value of the SDCI would tend to decline as it approaches expiration. As a result, the Fund’s total return may be lower than might otherwise be the case because it would be selling less expensive contracts and buying more expensive ones. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return of other price references, such as the spot price of the commodities comprising the SDCI. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, this could have a significant negative impact on the Fund’s NAV and total return.

Futures Contracts and Position Limits Risk

Designated contract markets, such as the CME and ICE Futures, have established accountability levels and position limits on the maximum net long or net short futures contracts in commodities that any person or group of persons under common trading control (other than as a hedge, which is not applicable to the investments of the Fund or the Subsidiary) may hold, own or control. These levels and position limits apply to the futures contracts that the Fund or the Subsidiary invests in to meet its investment objective. In addition to accountability levels and position limits, the CME and ICE Futures also set daily price fluctuation limits on futures contracts. The daily price fluctuation limit established the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once that daily price fluctuation limit has been reached in a particular futures contract, no trades may be made at a price beyond that limit.

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The accountability levels for the commodities comprising the SDCI and other futures contracts traded on U.S.-based Futures Exchanges are not a fixed ceiling, but rather a threshold above which such exchanges may exercise greater scrutiny and control over an investor’s positions.

Position limits differ from accountability levels in that they represent fixed limits on the maximum number of futures contracts that any person may hold and cannot allow such limits to be exceeded without express CFTC authority to do so. In addition to accountability levels and position limits that may apply at any time, the Futures Exchanges may impose position limits on contracts held in the last few days of trading in the near month contract to expire. The investment strategy of the Fund is to close out its positions during each rebalancing period for the SDCI in advance of the period right before expiration and purchase new contracts. As such, position limits that apply to the last few days prior to a contract’s expiration are not currently anticipated to impact the Fund.

Interest Rate Risk

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

Certain of the Fund’s investments may be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected).

Prepayment and Call Risk

Debt securities, especially debt securities that are subject to “calls,” are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons. Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity. Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

Non-U.S. Investment Risk

Foreign investments pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Investments in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors. Information about foreign investments may not be as available or reliable as information on investments in the United States. This may prevent the Fund and the Adviser from obtaining information concerning foreign investments that is as frequent, extensive and reliable as the available information on investments in the United States. Foreign countries may have restrictions on foreign ownership of investments or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

Currency Risk

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make investments traded in foreign markets more volatile than securities traded exclusively in the United States. The Adviser attempts to manage currency risk by limiting the amount the Fund invests in investments denominated in a particular foreign currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

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Investing in currencies or investments denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.

Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.

European Related Risk

A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro- denominated obligations would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the shares.

Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the recently created European Financial Service Facility (EFSF). The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. Specifically, the United Kingdom has recently voted to leave the EU. The timing of this withdrawal and the impact that it will have on the British economy and political situation and the economies and political situations of other EU countries is unknown at this time.

Short Selling Risk

A short sale by the Fund involves borrowing investments from a lender which are then sold in the open market. At a future date, the investments are repurchased by the Fund and returned to the lender. While the investments are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the investments declines between the time that the Fund borrows the investments and the time it repurchases and returns the investments to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that investments will decline in value during the period of the short sale and make a profit for the Fund. Investments sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed investments if a liquid market for the securities does not exist. The lender may also recall borrowed investments at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.

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Risk Related to the Economy

Lower-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.

Money Market Instruments

The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis. The instruments in which the Fund may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

MANAGEMENT

Board Responsibilities

The business of the Trust is overseen by the Board in accordance with the Trust’s Declaration of Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. The day-to-day business of the Trust, including the day-to-day management of risk is performed by the service providers of the Trust, such as the Adviser, Distributor, and BBH The Board is responsible for overseeing the Trust’s service providers and therefore, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks such as events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Fund. The Board’s role in risk management oversight begins before the inception of an investment portfolio, at which time the Adviser presents the Board with information concerning the investment objective, strategies and risks of the investment portfolio. Additionally, the Adviser provides the Board with an overview of, among other things, the firm’s investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the investment portfolio’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the service providers, including the Trust’s Chief Compliance Officer and the independent registered public accounting firm of the Trust. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee of the Board, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Trust employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business and, consequently, for managing the risks associated with that activity.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the Advisory Agreement with the Adviser, the Board receives detailed information from the Adviser. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various policies and procedures of the Trust and with applicable securities regulations. The Board also reviews information about the Fund’s performance and investments.

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The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the financial statements of the Fund, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Trust, it may not be made aware of all the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management, but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust

Set forth below are the names, ages, positions with the Trust, term of office, and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

The Chairman of the Board, Nicholas D. Gerber, and Trustees, Andrew F Ngim and Stuart P. Crumbaugh are interested persons of the Trust, as that term is defined under Section 2(a)(19) of the 1940 Act (“Interested Trustees”), because of their affiliation with the Adviser. Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members, have no affiliation or business connection with the Adviser or the Distributor or any of their affiliated persons and do not own any stock or other securities issue by the Adviser or the Distributor. These Trustees are not Interested Trustees and are referred to herein as “Independent Trustees.”

There is an Audit Committee of the Board, which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair is responsible for running the Committee meeting, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of such Committee as set forth in its Board-approved charter. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees of the Fund constitute a majority of the Board, the assets under management of the Fund, the number of portfolios overseen by the Board and the total number of trustees on the Board. Mr. Henderson serves as the lead Independent Trustee.

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Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2016	Partner Armanino LLP 1995 to Present; Member of Armanino Executive Committee 2001 to 2015; Partner in Charge of Armanino LLP Audit Department December 2004-2013.	Three	Trustee of the USCF ETF Trust since 2015 to present.

Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2016	Retired – 2007 to Present; Managing Director – Societe Generale 1991-2007.	Three	Trustee of the USCF ETF Trust since 2014 to present.

John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2016	President – Sam CLAR Office Furniture 1996-Present.	Three	Trustee of the USCF ETF Trust since 2014 to present.

H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2016	San Ramon City, CA Councilmember 1999-2011, including Mayor of San Ramon City, CA from 2002-2009. Mr. Wilson has been retired from 2011 to the Present.	Three	Trustee of the USCF ETF Trust since 2014 to present.

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Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(3) Year of Birth: 1962	Chairman and Trustee	Since 2016	Chairman of the Board of Directors of United States Commodity Funds LLC (“USCF”) since 2005; President and Chief Executive Officer of USCF from 2005 through June 2015; Vice President of USCF since June 2015; Chief Executive Officer, President and Secretary of Concierge Technologies, Inc. since January 26, 2015; Co-founded Ameristock Corporation in March 1995, a registered investment adviser under the Investment Advisers Act of 1940 from March 1995 until January 2013;and Portfolio Manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 to January 2013.	Three

Trustee of the USCF ETF Trust since 2014 to present;

Management Director of United States Commodity Funds LLC, which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933. Chief Executive Officer, President and Secretary, Chairman of the Board of Concierge Technologies, Inc. from January 26 - Present.

John P. Love Year of Birth: 1971	President (Principal Executive Officer)	Since 2016

Chief Executive Officer and President of USCF since June 1, 2015; Senior Portfolio Manager of USCF March

2010 to June 2015; Portfolio Manager of USCF April 2006 to March 2010; President of USCF Advisers LLC since June 2015.

				N/A	N/A

Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting Officer), Treasurer, and Trustee	Since 2016	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers LLC and United States Commodity Funds LLC from April 2015 - Present; Sikka Software Corporation – Vice President Finance and Chief Financial Officer from March 2014 to April 2015; Vice President, Corporate Controller and Treasurer – Auction.com, LLC December 2012 - December 2013; Chief Financial Officer IP Infusion Inc., March 2011 - September 2012; Consultant January 2010 - February 2011.	Three	Trustee of USCF ETF Trust from 2015 to present.

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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Andrew F Ngim(3) Year of Birth: 1960	Trustee, Vice President, Secretary, and Portfolio Manager	Since 2016

Co-founded USCF in 2005 and has served as a Management Director since May 2005 and Chief Operating Officer since September 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 – February 2012; Prior to and concurrent with his services to USCF, from January 1999 to January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013; Portfolio Manager for USCF ETF Trust since 2014.

Three

Trustee of USCF ETF Trust from February 2014 to present;

Management Director of United States Commodity Funds LLC, which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933.

Carolyn M. Yu Year of Birth: 1958	Chief Legal Counsel, Chief Compliance Officer, and AML Officer	Since 2016	General Counsel and Chief Compliance Officer of USCF since May 2015 and February 2013, respectively and from August 2011 through April 2015 she serves as Associate Counsel of USCF; since May 2015, Ms. Yu has serves as Chief Legal Officer and Chief Compliance Officer of USCF Advisers LLC; Associate Counsel; Assistant Chief Compliance Office, USCF ETF Trust from June 2014 to February 2015; Branch Chief – Securities Enforcement Branch for the State of Hawaii, Department of Commerce and Consumer Affairs 2008 - 2011.	N/A	N/A

Daphne G Frydman Year of Birth: 1974	Assistant Secretary	Since 2016	Deputy General Counsel of USCF since May 2016; Assistant Secretary since October 2016; Partner at Sutherland Asbill & Brennan LLP from January 2011 to April 2016; and counsel and associate at the same from 2009 to 2010 and from 2001 to 2008, respectively.	N/A	N/A

(1)	The address of each Trustee and officer is c/o USCF Mutual Fund Trust, 1999 Harrison Street, Suite 1530, Oakland, California 94612.
(2)	The Trustees and officers serve until their successors are duly elected and qualified.
(3)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.

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Description of Standing Board Committees

Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors.

The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Fund’s financial statements and the independent auditors thereof; (iii) oversee, or as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Board has adopted a written charter for the Audit Committee. The following Independent Trustees serve on the Trust’s Audit Committee: Messrs. Gard, Henderson, Schwartz and Wilson. Mr. Henderson is the chairperson of the Audit Committee.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Trust and the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interest of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

In concluding that Thomas E. Gard should serve as a Trustee, the Board considered his experience as a trustee of USCF ETF Trust and his extensive accounting background, including the fact that he served as the partner-in-charge of Armanino LLP’s audit department for over 10 years. In concluding that Jeremy Henderson should serve as a Trustee, the Board considered his experience as a trustee of USCF ETF Trust and his extensive business background, including the fact that he served as a managing director at Societe Generale for 16 years. In concluding that John D. Schwartz should serve as Trustee, the Board considered his experience as a trustee of USCF ETF Trust and his extensive business background and the number of years for which he has served in a senior executive position. In concluding that H. Abram Wilson should serve as Trustee, the Board considered his experience as a trustee of USCF ETF Trust and his past experience as a banker and federal funds trader and his role in serving on San Ramon’s finance committee. In concluding that Nicholas D. Gerber should serve as a Trustee, the Board considered his experience as a trustee of USCF ETF Trust and his broad business experiences in the industry including: forming and managing investment companies and commodity pools, raising capital for such entities and founding and managing non-finance related companies. In concluding that Stuart P. Crumbaugh should serve as a Trustee, the Board considered his experience as a trustee of USCF ETF Trust and his background in accounting and finance, as well as his experience as an Independent Trustee of the Trust. In concluding that Andrew F Ngim should serve as a Trustee, the Board considered his experience as a trustee of USCF ETF Trust and his background as a portfolio manager for the Ameristock Mutual Fund, as well as his experience with United States Commodity Funds LLC.

Trustees’ Ownership of Fund Shares

The Fund is newly formed and did not have any shares outstanding as of the date of this SAI.

Board Compensation

Each Independent Trustee receives an annual retainer of $2,000. For each in-person quarterly Board Meeting, each Independent Trustee receives $2,000. For any phone meeting, each Independent Trustee receives $500. The Chair of the Audit Committee receives an annual retainer of $500 at the beginning of the Trust’s fiscal year on July 1. In addition, the Independent Trustees are reimbursed for all reasonable travel expenses relating to their attendance at the Board Meetings.

The Trust does not have a bonus, profit sharing, pension or retirement plan.

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Code of Ethics

The Trust, the Adviser, the Sub-Adviser to the Subsidiary, and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICES

The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which is included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX during the most recent 12-month period ended June 30 and file it with the SEC no later than August 31 of each year. The Fund’s Form N-PX will be available at no charge upon request by calling 1-866-909-9473. It will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund is newly formed and did not have any shares outstanding as of the date of this SAI.

PORTFOLIO TURNOVER

Changes may be made in the Fund’s portfolio consistent with the investment objective and corresponding investment policies of the Fund when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio holdings for the fiscal year by (2) the monthly average of the value of portfolio holdings owned during the fiscal year. A 100% turnover rate would occur if all the holdings in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The Fund has not commenced operations as of the date of this SAI, so it does not have a portfolio turnover to report.

MANAGEMENT SERVICES

The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Management.”

Adviser

The Adviser serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Trust, pursuant to the Advisory Agreement between the Trust and the Adviser. The Adviser is a wholly owned subsidiary of Wainwright Holdings, Inc., a holding company.

Under the Advisory Agreement, the Adviser, subject to the supervision of the Board, provides an investment program for the Fund and is responsible for the retention of sub-advisers, if applicable, to manage the investment of the Fund’s assets in conformity with the stated investment policies of the Fund if the Adviser does not provide the services directly. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. The Adviser also arranges for the provision of distribution, transfer agency, custody, administration and all other services necessary for the Fund to operate.

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The Advisory Agreement provides for an initial two-year term after the date the Fund commenced operations. The Advisory Agreement will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

In addition to providing advisory services, under the Advisory Agreement, the Adviser also: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arrange for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of the prospectus and statement of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust.

Advisory Fees

Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, payable monthly, at the annual rate of 0.80% of the Fund’s average daily net assets.

The Fund is newly formed and has not paid any advisory fees as of the date of this SAI.

Portfolio Manager

Andrew F Ngim, a Managing Director and Portfolio Manager, and Kevin Baum, CFA, CAIA Portfolio Manager, are primarily responsible for the day-to-day management of the Fund.

The following table provides information about the other accounts for which Mr. Ngim and Mr. Baum are primarily responsible. The reporting information is provided as of December 31, 2016:

	Andrew F Ngim	Kevin Baum
Registered Investment Companies
Number of Accounts	5	1
Total Assets (in millions)	$649.5	3.9
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0
Other Pooled Investment Vehicles
Number of Accounts	0	0
Total Assets (in millions)	$0	0
Number of Accounts Subject to a Performance Fee	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0
Other Accounts
Number of Accounts	0	0
Total Assets (in millions)	$0	0
Number of Accounts Subject to Performance	0	0
Total Assets Subject to a Performance Fee (in millions)	$0	0

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Material Conflicts Of Interest

Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager may manage portfolios having substantially the same investment style as the Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase or sell short securities for one portfolio and not another portfolio, and the performance of securities purchased or sold short for one portfolio may vary from the performance of securities purchased or sold short for other portfolios. The portfolio managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the portfolio managers may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for a portfolio manager does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining a portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation”). In addition, current trading practices do not allow the Adviser to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio rebalancing dates also generally vary between fund families.

Compensation

The Adviser compensates its portfolio management personnel through cash remuneration. The cash portion consists of market-based base salary and a year-end discretionary bonus. Base salary is determined by the employee’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. The discretionary cash component is driven by both individual performance and the performance of the firm overall, as measured by assets under management, revenues, and profitability.

Ownership of Securities

The portfolio managers do not own shares of the Fund.

OTHER SERVICE PROVIDERS

Administrator, Custodian, and Transfer Agent

Under the Fund Administration and Accounting Agreement (the “Administration Agreement”), BBH serves as administrator for the Fund. BBH’s principal address is 50 Post Office Square, Boston Massachusetts 02110-1548. Under the Administration Agreement, BBH provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, BBH makes available the office space, equipment, personnel and facilities required to provide such services.

BBH supervises the overall administration of the Trust and the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund.

BBH also serves as custodian of Fund’s assets. BBH has agreed to (1) make receipts and disbursements of money on behalf of the Fund; (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments; (3) respond to correspondence from Fund shareholders and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. BBH does not exercise any supervisory function over the purchase and sale of securities.

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ALPS Fund Services, Inc., serves as transfer agent and dividend paying agent for the Fund (the “Transfer Agent”). The Transfer Agent has agreed to (1) issue and redeem shares of the Fund; (2) make dividend and other distributions to shareholders of the Fund; (3) respond to correspondence by Fund shareholders and others relating to its duties; (4) maintain shareholder accounts; and (5) make periodic reports to the Fund. The Trust will pay the Transfer Agent a transfer agent fee for these services pursuant to a Transfer Agency and Services Agreement.

Distributor

ALPS Distributors, Inc., the Distributor, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor is obligated to sell the shares of the Fund only on a best efforts basis against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. As compensation for the foregoing services, the Distributor receives certain out of pocket costs, transaction fees and asset based fees, which are paid by the Adviser out of its own assets.

The Board has adopted a Distribution and Shareholder Service Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A shares. In accordance with the plan, the Fund’s Class A shares are authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year to finance activities primarily intended to result in the sale of Fund shares of or the provision of investor services. To the extent you invest in the Fund’s Class A shares, these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Independent Registered Public Accounting Firm

Spicer Jeffries LLP, located in Greenwood Village, CO, serves as the independent registered public accounting firm for the Trust and the Fund. Spicer Jeffries LLP performs the annual audit of the financial statements of the Fund, prepares the Fund’s federal, state and excise tax returns, and advises the Fund on matters of accounting and federal and state income taxation.

Legal Counsel

Eversheds Sutherland (US) LLP, 700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980, serves as legal counsel to the Trust and the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, which may be affiliates of the Adviser, and the negotiation of brokerage commissions. The Fund may execute brokerage or other agency transactions through registered broker-dealers who receive compensation for their services in conformity with the 1940 Act, the Exchange Act, and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or over-the-counter securities and securities listed on an exchange) and agency NASDAQ or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Adviser believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar for those services is not ascertainable.

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The Adviser does not consider sales of shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

As permitted by Section 28(e) of the Exchange Act, the Adviser may cause the Fund to pay a broker-dealer a commission for effecting a securities transaction for the Fund that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser makes a good faith determination that the broker’s commission paid by the Fund is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities to the Fund and its other investment advisory clients. The practice of using a portion of the Fund’s commission dollars to pay for brokerage and research services provided to the Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser from its own funds, and not by portfolio commissions paid by the Fund.

Research products and services provided to the Adviser by broker-dealers that effect securities transactions for the Fund may be used by the Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser in connection with the Fund. Some of these products and services are also available to the Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser for services provided to the Fund.

The Adviser’s expenses would likely increase if the Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings. These policies and procedures have been reviewed by the Board, and compliance will be periodically assessed by the Board in connection with reporting from the Trust’s Chief Compliance Officer.

The Fund’s complete list of portfolio holdings will be available for public disclosure on a quarterly basis and will be posted on the Trust’s website, www.uscfinvestments.com, no earlier than 15 days after quarter end. The publicly disclosed portfolio may exclude certain holdings if deemed to be in the best interest of the Fund as permitted by applicable regulations. Portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Trust’s website.

25

The Fund’s service providers, consultants, and agents operating under a contract with the Adviser or its affiliates and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive Fund portfolio holdings information earlier. The Fund’s portfolio holdings may also be disclosed more frequently to certain statistical and data collection agencies, including Morningstar, Inc. (“Morningstar”), Thomson Reuters Lipper (“Lipper”), and Bloomberg L.P. (“Bloomberg”). The Fund may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Fund: the Sub-Adviser to the Subsidiary, the independent registered public accounting firm for the Fund (Spicer Jeffries LLP), BBH, the Distributor, the Transfer Agent, counsel to the Fund (Eversheds Sutherland (US) LLP), regulatory authorities, and securities exchanges and other listing organizations.

Affiliated persons of the Fund, including officers of the Fund and employees of the Adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. Third-party service providers of the Fund and other entities receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the Trust’s website to persons not affiliated with the Fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed. None of the Fund, the Adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio holdings.

Subject to Board policies, the authority to disclose the Fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the Trust’s Chief Compliance Officer. In exercising its authority, the Trust’s Chief Compliance Officer determines whether disclosure of information about the Fund’s portfolio holdings is appropriate and in the best interest of Fund shareholders. The Trust has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of Fund holdings. For example, the combined Adviser’s and Trust’s code of ethics specifically requires, among other things, the safeguarding of information about Fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with Fund transactions.

DISTRIBUTION AND SERVICE PLAN

The Trust, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), whereby Class A shares of the Fund pay to the Distributor or certain other third parties distribution fees as described in the Prospectus. The Distributor may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Fund and for other purposes. The Board has determined that the Plan could be a significant factor in the growth and retention of Fund assets, resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. A cash flow from sales of shares may enable the Fund to meet shareholder redemptions without having to liquidate portfolio securities and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board also considered that continuing growth in the Fund’s size would be in the shareholders’ best interests because increased size would allow the Fund to realize certain economies of scale in its operations and would likely reduce the proportionate share of expenses borne by each shareholder. Even in the case of the Fund closing to new investors, the payment of ongoing compensation to a financial intermediary for providing services to its customers based on the value of their Fund shares is likely to provide the shareholders with valuable services and to benefit the Fund by promoting shareholder retention and reduced redemptions. The Board therefore determined that it would benefit the Fund to have monies available for the direct distribution and service activities of the Adviser, in promoting the continuous sale of the Fund’s shares. The Board, including the Independent Trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

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The Plan has been approved by the Board, including all of the Independent Trustees. The substance of the Plan has also been approved by the initial shareholder of the Fund. The Plan must be reviewed annually and may be continued from year to year by vote of the Board, including a majority of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the Plan’s operation (“non-interested trustees”), cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested trustees be done by non-interested trustees. The Plan may be terminated at any time, without any penalty, by such trustees, by any act that terminates the distribution agreement between the Trust and the Adviser, or, as to the Fund, by vote of a majority of the Fund’s outstanding shares.

The Plan may not be amended to increase materially the amount spent for distribution or service expenses or in any other material way without approval by a majority of the outstanding shares of the Fund, and all such material amendments to the Plan must also be approved by the non-interested trustees, in person, at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board at least quarterly on the amounts and purpose of any payments made under the Plan and any distribution or service agreement, as well as to furnish the Board with such other information as it may reasonably request to enable it to make an informed determination of whether the Plan should be continued.

The maximum amount of fees payable under the Plan during any year with respect to Class A shares of the Fund is 0.25% of the average daily net assets of the Fund.

Because the Fund has not commenced operations as of the date of this SAI, no amounts had been paid under the Plan.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on July 11, 2016, and has authorized capital of an unlimited number of shares of beneficial interest, with a par value of $.001 per share, which may be issued in more than one class or series. The Board has the authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Board also has authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this SAI, the Board has authorized the issuance of two classes of shares of the Fund: Class A and Class I shares. Additional series and classes may be added in the future.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting. Generally, there will not be annual meetings of Trust shareholders. Under the Trust’s Declaration of Trust, a special meeting of Shareholders will be called by the Secretary of the Trust upon the written request of the holders of Shares entitled to vote not less than twenty-five percent (25%) of all the votes entitled to be cast at such a meeting. Pursuant to Section 16(c) of the 1940 Act, if requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of the Trust’s shareholders for the sole purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by proxy.

The Trust’s Declaration of Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification by the Trust for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a Trust’s shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote. If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their shares at an inopportune time and shareholders may lose money on their investment.

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DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value (NAV).”

The NAV per share of each class of the Fund is computed by dividing the value of the net assets attributed to that class of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of that class, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined as of the close of the regular trading session on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In computing the Fund’s NAV, the Fund’s portfolio holdings are valued based on market quotations. When market quotations are not readily available for a portfolio holding, the Fund must use such holding’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which are approved by the Board.

The value of the Fund’s portfolio holdings is based on such holdings’ closing price on local markets when available. If a portfolio holding’s market price is not readily available or does not otherwise accurately reflect the fair value of such investment, the portfolio holding will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures approved by the Board. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s portfolio holding has been materially affected by events occurring after the close of the market on which such holding is principally traded (such as a corporate action or other news that may materially affect the price of such investment) or trading in such investment has been suspended or halted. In addition, the Fund may fair value foreign equity portfolio holdings each day the Fund calculates its NAV. Accordingly, the Fund’s NAV may reflect certain portfolio holdings’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio holding is materially different than the value that could be realized upon the sale of such holding. With respect to holdings that are primarily listed on foreign exchanges, the value of the Fund’s portfolio holdings may change on days when you will not be able to purchase or sell your shares.

DIVIDENDS AND DISTRIBUTIONS

General Policies

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends and Distributions.”

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

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PURCHASES AND REDEMPTIONS OF SHARES

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share, plus any applicable sales charge, computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund is designed for long-term investors willing to accept the risks associated with a long-term investment. The Fund is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt a Fund’s investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up a Fund’s transaction costs measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors.

The Trust will redeem all or any portion of a shareholder’s shares of the Fund when requested in accordance with the procedures set forth in the “How to Redeem Shares” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;

(b)	when trading on that exchange is restricted for any reason;

(c)	when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Fund’s Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Class I Shares.

Class I shares for the Fund may be purchased through a financial intermediary and are primarily intended for institutional investors. Class I shares are subject to a $100,000 investment minimum for all accounts.

Class A Shares

Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to a Rule 12b-1 fee of 0.25% of average daily net assets.

29

Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $25,000	5.00%	5.26%	5.00%
$25,000 - $50,000	4.25%	4.44%	4.25%
$50,001 - $100,000	3.75%	3.90%	3.75%
$100,001 - $250,000	3.25%	3.36%	3.25%
$250,001 - $500,000	2.75%	2.83%	2.75%
$500,001 - $1,000,000	2.00%	2.04%	2.00%
Greater than $1 million	0.00%	0.00%	0.00%

The initial sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding. Except as provided below, investments in Class A shares of $1 million or more are subject to a 1% contingent deferred sales charge if the shares are redeemed within one year of purchase. The contingent deferred sales charge is based on the original purchase price or the current market value of the shares being redeemed, whichever is less.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A shares of the Fund if the shares were:

•	Purchases by dealers, brokers, banks, registered investment advisers, and other financial intermediaries that have entered into an agreement with the Distributor to offer the Fund on an advisory fee or wrap fee-based platform;
•	Investments in Class A shares made by endowments or foundations with $50 million or more in assets;
•	Purchases made by clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Class A shares to self-directed brokerage accounts that may or may not charge transaction fees to customers; and
•	certain other investors may qualify to purchase shares without a sales charge, such as employees of the Adviser or its affiliates, or purchases by present or former officers, directors, trustees, and employees (and their “immediate families”) of the Fund, the Adviser, and its affiliates, and retirement plans established by them for their employees. The term “immediate family” in this context refers to one’s spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons and daughters in law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces, and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify contact the Distributor or your financial intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

PURCHASES AND REDEMPTIONS IN KIND

Purchases In Kind

The Fund may, at the sole discretion of the Adviser, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of the Fund must: (1) be consistent with the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

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Redemptions In Kind

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash (for example, if the amount of such a request is large enough to affect operations – such as being greater than $250,000 or 1% of the Fund’s assets – the Fund may pay, consistent with applicable law, any portion of a redemption by a distribution in kind of readily marketable portfolio securities in lieu of cash. The securities will be chosen by the Fund and valued at the Fund’s NAV. Shareholders receiving distributions in kind may incur brokerage commissions or other costs, such as transaction expenses in converting securities to cash, when subsequently disposing of those securities.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

This summary assumes that the Fund shareholder holds Fund shares as capital assets within the meaning of the Code, and does not hold Fund shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund shares, to Fund shareholders holding Fund shares through a partnership (or other pass-through entity), to Fund Shareholders holding Fund shares as part of a hedge or a straddle, or to Fund shareholders subject to special tax rules, including insurance companies, financial institutions, pension plans and other tax-exempt entities or trusts. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund shares in light of their unique circumstances.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of Fund shares who is for U.S. federal income tax purposes:

•	An individual who, for U.S. federal income tax purposes, is a citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia or any political subdivision thereof;
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or.
•	A trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. Shareholder” generally is a beneficial owner of Fund shares who is not a U.S. Shareholder. This discussion assumes that a Non-U.S. Shareholder holds Fund shares as a capital investment and that such shares are not effectively connected to a U.S. trade or business. Non-U.S. Shareholders that hold Fund shares as part of a U.S. trade or business should consult their own tax advisor as to the tax consequences of holding and disposing of Fund shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

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Tax Treatment of the Fund

Election to be Taxed as a RIC. The Fund intends to elect to be treated and intends to qualify thereafter as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any income or capital gains that it distributes to shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company. If the Fund:

•	qualifies as a RIC; and
•	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes (or is deemed to distribute) to shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). The Fund generally will endeavor in each year to make sufficient distributions to shareholders to avoid any U.S. federal excise tax on its earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock or securities (the “90% Income Test”); and
•	diversify its holdings so that at the end of each quarter of the taxable year:
-	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets and it does not hold more than 10% of the outstanding voting securities of the issuer; and
-	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

With respect to some or all of its investments, the Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

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Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met.

Failure to Maintain RIC Status. If the Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level U.S. federal income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (i) in the case of a non-corporate Fund shareholder, treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (ii) in the case of a corporate Fund shareholder, a dividends-received deduction.

Investments Subject to Special Tax Rules. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor its transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

The Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the treatment of swaps and other derivatives and income from foreign currency transactions is unclear for purposes of determining the Fund’s status as a RIC. If a final determination on the tax treatment of the Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.

The Fund’s Investment in the Subsidiary. As discussed above, the Fund intends to gain exposure to the commodities market primarily through its investment in the Subsidiary. Although the IRS has issued revenue rulings that conclude that income derived from certain commodity derivatives is not qualifying income for purposes of the 90% Income Test, it has issued private letter rulings (“PLRs”) to other RICs in which it concluded that income from certain commodity index-linked notes is qualifying income for purposes of the 90% Income Test and that income derived from subsidiaries (similar to the Subsidiary) will be qualifying income for purposes of the 90% Income Test. These PLRs reach this latter conclusion even though the income earned by the subsidiaries would not be qualifying income if received directly by the RICs. A PLR may only be relied upon by the taxpayer to whom it was provided. Shareholders and potential investors should be aware that, in July 2011, the IRS suspended the issuance of such PLRs pending its re-examination of the policies underlying them. As discussed below, in September 2016, the IRS issued proposed treasury regulations that partially reverse the conclusions in these PLRs, but, as discussed below, the Fund expects that the income from the Subsidiary will constitute qualifying income for purposes of the 90% Income Test.

The Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code, under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

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Because the Fund will own 100% of the outstanding shares in the Subsidiary, the Subsidiary will be considered a controlled foreign corporation (“CFC”) for U.S. federal income tax purposes. As a result, the Fund will be required to include in its income each year as ordinary income 100% of the “subpart F income” of the Subsidiary regardless of whether or not the Subsidiary makes any distributions to the Fund. The Subsidiary’s income from investments in commodity derivatives will generally constitute subpart F income for this purpose. The Fund will be required to take into account this income inclusion from the Subsidiary for purposes of determining whether it satisfies 90% Income Test. In addition, the Fund will be required to take this income into account in determining whether it has satisfied the Annual Distribution Requirement each taxable year regardless of whether it receives cash from the Subsidiary representing such income.

Although the Code provides that the income required to be included from a CFC under subpart F will be qualifying income for purposes of the 90% Income Test provided that the CFC distributes such income to the RIC shareholder in the same taxable year to which the income inclusion relates, the Code does not specify whether or not such income will be qualifying income for purposes of the 90% Income Test if the CFC does not timely distribute such income in the same taxable year. In the PLRs discussed above, the IRS ruled that income required to be included in a RIC’s income under subpart F from a CFC (similar to the Subsidiary) will be qualifying income for purposes of the 90% Income Test. whether or not such income was distributed by the CFC in the same taxable year. In September 2016, the IRS and the Treasury Department issued proposed regulations that generally provide that income inclusion from a CFC will be qualifying income only if such income is distributed by the CFC to the RIC in the same taxable year to which the inclusion relates. This is a reversal of the position stated in the PLRs discussed above. Even if these proposed regulations are finalized in their current form, however, the Fund anticipates that the Subsidiary will be able to make sufficient timely distributions of its income each taxable year so that any income inclusion from the Subsidiary will be qualifying income for purposes of the 90% Income Test.

At the same time that it issued the proposed regulations, the IRS issued a revenue procedure that adds the question of whether a financial instrument, such as a commodity-linked note, constitutes a security for purposes of the 90% Income Test to its no-rule position. This means that the IRS will not generally issue PLRs on this issue in future. As a result, the Fund does not plan to seek a PLR.

The Fund intends to treat any income it may derive from commodity-linked derivatives (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) received from the Subsidiary as “qualifying income” for a RIC, based, in part, on the PLRs described above, which were provided to third parties not associated with the Fund or its affiliates (which only those parties may cite as precedent). Therefore, to the extent the Fund invests directly in commodity-index-linked derivative instruments or in the Subsidiary, the IRS may contest the Fund’s characterization of the income produced by such assets as qualifying income which, if successful, could cause the Fund to fail to qualify as a RIC. In addition, there can be no assurance that the IRS, the Treasury Department or Congress will not take further action with respect to some or all of these issues that could have an adverse impact on the ability of the Fund to qualify as a RIC or to pursue its intended investment strategy.

PFIC Investments. The Fund may purchase shares in a foreign corporation treated as a “passive foreign investment company” (a “PFIC”) for federal income tax purposes. As a result, the Fund may be subject to increased federal income tax (plus charges in the nature of interest on previously-deferred income taxes on the PFIC’s income) on “excess distributions” made on or gain from a sale (or other disposition) of the PFIC shares even if the Fund distributes the excess distributions to its shareholders.

In lieu of the increased income tax and deferred tax interest charges on excess distributions on and dispositions of a PFIC’s shares, the Fund can elect to treat the underlying PFIC as a “qualified electing fund,” provided that the PFIC agrees to provide the Fund with adequate information regarding its annual results and other aspects of its operations. With a “qualified electing fund” election in place, the Fund must include in its income each year its share (whether distributed or not) of the ordinary earnings and net capital gain of a PFIC.

In the alternative, the Fund can elect, under certain conditions, to mark-to-market at the end of each taxable year its PFIC shares. The Fund would recognize as ordinary income any increase in the value of the PFIC shares and as an ordinary loss (up to any prior income resulting from the mark-to-market election) any decrease in the value of the PFIC shares.

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With a “mark-to-market” or “qualified election fund” election in place on a PFIC, the Fund might be required to recognize in a year income in excess of its actual distributions on and proceeds from dispositions of the PFIC’s shares. Any such income would be subject to the Annual Distribution Requirements and would be taken into account for purposes of the 4% excise tax (described above).

In addition, to the extent that the Fund is required to include in its income any amount received from a PFIC for which it has made a qualifying electing fund election, under the proposed regulations discussed above under “The Fund’s Investment in the Subsidiary,” such income would be qualifying income for purposes of the 90% Income Test only to the extent the Fund receives of a distribution of such income from the PFIC in the same taxable year.

Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other items denominated in a foreign currency and the time the Fund actually collects or pays such items are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Tax Treatment of U.S. Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Fund shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by the Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of the Fund shareholder’s holding period in the Fund’s shares. Distributions of qualifying dividend income are taxable to non-corporate shareholders as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and the Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, the Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Fund shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 20%. In addition, Fund distributions of qualifying dividend income to non-corporate Fund shareholders qualify for taxation at long-term capital gain rates. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Investors considering buying Fund shares just prior to a distribution should be aware that, although the price of the Fund shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non- taxable return of capital).

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Sales of Fund Shares. Any capital gain or loss realized upon a sale of Fund shares is treated generally as a long-term gain or loss if the Fund shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Fund shares.

Back-Up Withholding. The Fund may be required to report certain information on the Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) from all distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or IRS Form W-8BEN-E in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against the Fund shareholder’s federal income tax liability.

Tax Shelter Reporting Regulations. If the Fund shareholder recognizes a loss with respect to Fund shares of $2 million or more (for an individual Fund shareholder) or $10 million or more (or a greater loss over a combination of years) for a corporate stockholder in any single taxable year, the Fund shareholder must file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.

Information Reporting. We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends because our income generally will not consist of dividends. In addition, the Fund is generally required to report cost basis information to you and to the IRS on Form 1099-B for shares acquired after January 1, 2012. Shares acquired after January 1, 2012 are called “covered” shares. Covered shares will each have their own cost basis. Unless instructed otherwise, the Fund intends to use the average cost method to calculate your gain or loss on shares sold based on the average cost per share. You are entitled to select a different cost basis method for the covered shares in your account by notifying the Fund. For more information on cost basis and which method is right for you, please contact your tax advisor.

Special Issues for Non-U.S. Shareholders

In general. Non-U.S. Shareholders who do not hold Fund shares as part of a U.S. trade or business generally are not subject to U.S. federal income tax on distributions from the Fund. However, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception. To be eligible for this exemption from withholding, a Non-U.S. Shareholder must furnish the Fund with a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E (or acceptable substitute documentation) establishing the Non-U.S. Shareholder’s status as foreign. In addition, the Fund must not have actual knowledge or reason to know that the Non-U.S. Shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from the Fund.

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Under current law, a Non-U.S. Shareholder who does not hold Fund shares as part of U.S. trade or business generally is not subject to U.S. federal income tax on gain realized on a sale or exchange of Fund shares unless (i) in the case of an individual Non-U.S. Shareholder, such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Non-U.S. Shareholder held such shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding company” (as defined below) and the Non-U.S. Shareholder actually or constructively held more than 5% of the Fund shares of the same class. The Fund does not anticipate that it will be a U.S. real property holding company.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Non-U.S. Shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisers regarding the application of these rules.

Foreign Account Tax Compliance Act. Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFI”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the IRS to provide such information and are in compliance with the terms of such IGA any legislation or regulations implementing such IGA. The types of income subject to the tax include U.S. source interest and dividends and, after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of the Fund shareholder and the status of the intermediaries through which they hold their shares, Fund shareholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, the Fund shareholder might be eligible for refunds or credits of such taxes.

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of shares by other registered investment companies and companies relying on an exemption from registration as an investment company under Section 3(c)(1) or 3 (c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits such otherwise restricted registered investment companies from acquiring shares, beyond the limits, particularly on the amount and value, detailed in Section 12(d)(1) of the 1940 Act.

Shareholder inquiries may be made by writing to the Trust, c/o USCF Advisers LLC, 1999 Harrison Street, Suite 1530, Oakland, California 94612.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of

USCF Mutual Funds Trust-USCF Commodity Strategy Fund

We have audited the accompanying statement of assets and liabilities of the USCF Commodity Strategy Fund (the “Fund”), a series of the USCF Mutual Funds Trust (the “Trust”), as of March 7, 2017. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audit included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal controls over financial reporting. Accordingly, we express no opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above present fairly, in all material respects, the financial position of USCF Mutual Funds Trust and its series, USCF Commodity Strategy Fund, as of March 7, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ Spicer Jeffries LLP

Greenwood Village, Colorado

March 10, 2017

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FINANCIAL STATEMENTS

USCF MUTUAL FUNDS TRUST - USCF COMMODITY STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 7, 2017

Assets
Cash	$100,000
Total Assets	$100,000
Paid in Capital	$100,000
NET ASSETS	$100,000
Shares outstanding (unlimited amount Authorized, $0.01 par value)	4,000
Net asset value, offering price, and redemption price per share	$25.00

The accompanying notes are an integral part of the Statement of Asset and Liabilities.

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USCF MUTUAL FUNDS TRUST
NOTES TO FINANCIAL STATEMENT
MARCH 7, 2017

NOTE 1 - ORGANIZATION

The USCF Mutual Funds Trust (the “Trust”) is a Delaware statutory trust formed on July 11, 2016. The Trust is an open-ended management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to have multiple mutual fund series, and each series may have one or more classes of shares. The Trust may establish additional series in the future.

The Trust currently consists of one series: the USCF Commodity Strategy Fund (the “Fund”). The Fund currently offers two classes of shares: Class A and Class I. The Fund may offer additional classes of shares in the future. The Fund issues shares of beneficial interest with $0.001 par value.

The Fund seeks to track the performance of the SummerHaven Dynamic Commodity Index Total ReturnSM (the “SDCI”), a diversified commodity index, before fees and expenses. The SDCI is owned and maintained by SummerHaven Index Management, LLC, an affiliate of SummerHaven Investment Management, LLC (“SummerHaven”), the sub-adviser of the Subsidiary (as defined below). The Fund invests, either directly or indirectly, in a fully margined and collateralized portfolio of futures contracts. Although the Fund may invest in futures contracts directly, the Fund invests in futures contracts primarily through its wholly-owned subsidiary incorporated in the Cayman Islands, USCF Cayman Commodity 1.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which require the use of estimates and assumptions to be made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Basis of Presentation

The financial statements have been prepared in conformity with GAAP as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Fund is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

i.	Cayman Subsidiary

USCF Cayman Commodity I, is a wholly-owned subsidiary of the Fund that is incorporated in the Cayman Islands (the “Subsidiary”). Unlike the Trust, the Subsidiary is not an investment company registered under the 1940 Act, and is not subject to all the of investor protections of the 1940 Act. The Fund wholly-owns and controls the Subsidiary. In addition, the Fund and the Subsidiary are both managed by the Adviser and the Subsidiary has the same investment objective as the Fund, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including the Fund’s investment in the Subsidiary and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary follows the same compliance policies and procedures as the Fund. The Fund and the Subsidiary test for compliance with certain investment restrictions and limitations on a consolidated basis, except that with respect to investments that may involve leverage, the Subsidiary complies independently with asset segregation requirements to the same extent as the Fund. Changes in the laws of the Cayman Islands, under which the Subsidiary is incorporated, could result in the inability of the Fund to effect its desired investment strategy. In addition, changes in the tax laws in either the U.S. or the Cayman Islands might negatively impact the Fund and its investors.

40

The Fund and the Subsidiary are each subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Adviser is registered as a commodity pool operator (“CPO”) of the Fund and the Subsidiary under the Commodity Exchange Act (“CEA”) and, therefore, is subject to rules and regulation of the CFTC and the National Futures Association. The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund. It has claimed relief for the Subsidiary pursuant to CFTC No-Action Letter 13-51, dated September 5, 2013.

By investing in the Subsidiary, the Fund is able to obtain greater exposure to the commodities markets while maintaining compliance with federal taxation requirements applicable to investment companies. Although the Fund may invest its assets directly in Commodity Interests, the Fund primarily gains exposure to commodities markets by investing up to 25% of its total assets in the Subsidiary, as determined at the end of each fiscal quarter. The Subsidiary may invest in certain Commodity Interests that the Fund is restricted or limited from investing in directly. The assets of the Fund that are not invested in the Subsidiary will be directly invested in cash, cash equivalents, and fixed income securities and may be directly invested in Commodity Interests. The assets of the Subsidiary are subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in Commodity Interests.

The Subsidiary’s investments are considered to be part of the Fund’s portfolio. Although the Fund may invest in futures contracts directly, the Fund invests in futures contracts primarily through the Subsidiary, and therefore, the Subsidiary may invest in Commodity Interests (as defined below) to a greater extent than the Fund. The Fund’s portfolio of futures contracts will generally consist of the 14 commodity futures contracts that comprise the SDCI at any time (the “Component Futures Contracts”), weighted equally by notional amount, selected each month based upon a universe of 27 eligible commodities and futures contracts for those commodities. The Fund’s portfolio of futures contracts is rebalanced on an ongoing basis to reflect the changing composition of the SDCI. The Fund may also invest in other futures contracts that are economically identical or substantially similar to the Component Futures Contracts. In addition, to obtain the portfolio managers’ desired exposure to commodities markets for the Component Futures Contracts or to help track the SDCI, the Fund may also invest, directly or indirectly through the Subsidiary, in derivative instruments such as cash-settled options, forward contracts, options on futures contracts, cleared swap contracts, swap contracts other than cleared swap contracts, and other options and swaps (collectively with the Component Futures Contracts, “Commodity Interests”).

To collateralize its investments in Commodity Interests, as well as generate interest returns and provide portfolio liquidity, the Fund actively invests directly in cash, cash equivalents, and fixed income investments, including U.S. government securities (e.g., Treasuries) and money market instruments. The Subsidiary may make such investments to the same extent and for the same reasons as the Fund. With respect to these investments, the portfolio managers will seek to at least match the return of the hypothetical investments used by the SDCI to collateralize the Component Futures Contracts, but may seek additional interest returns or increased portfolio liquidity.

The Cayman Islands currently does not impose any income, corporate or capital gains tax, or withholding tax, on the Subsidiary. If the laws of the Cayman Islands were changed and the Subsidiary were required to pay Cayman Islands taxes, this may impact the Fund’s return based upon the percentage of assets allocated to commodities at that time. The Subsidiary has applied for and received an undertaking from the Governor-in-Cabinet of the Cayman Islands that, in accordance with section 6 of the Tax Concessions Law (2011 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Subsidiary or its operations and, in addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of the shares, debentures or other obligations of the Subsidiary or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Subsidiary to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Subsidiary.

41

NOTE 3 – FEES AND EXPENSES

Investment Adviser

USCF Advisers LLC (the “Adviser”) is the investment adviser to the Fund and the Subsidiary and as such has overall responsibility for the general management and administration of the Trust and the Fund’s Portfolio. Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (the “Advisory Agreement”), the Adviser provides an investment program for the Fund and manages the investment of the Fund’s assets. The Adviser also has entered a separate Investment Advisory Agreement with the Subsidiary (the “Subsidiary Advisory Agreement”) pursuant to which the Adviser provides an investment program for the Subsidiary and manages the investment of the Subsidiary’s assets. In addition, the Adviser has entered a Sub-Advisory Agreement with SummerHaven (the “Subsidiary Sub-Advisory Agreement”) pursuant to which SummerHaven acts as a sub-adviser and commodity trading advisor and assists the Adviser in the management of the Subsidiary’s investments in Commodity Interests. The Advisory Agreement, the Subsidiary Advisory Agreement, and the Subsidiary Sub-Advisory Agreement were approved by the Board at the October 13, 2016 meeting of the Board.

The Adviser has arranged for custody, distribution, fund administration, transfer agency and all other non-distribution related services necessary for the Fund to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of the Fund shares. As compensation for its services and its assumption of certain expenses, the Fund pays the Adviser a management fee, which is calculated daily and paid monthly, equal to 0.80% of the Fund’s average daily net assets. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

NOTE 4 – SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

42

APPENDIX A

USCF ADVISERS LLC
PROXY VOTING GUIDELINES

USCF Advisers LLC (“the Adviser”) has adopted the following policies and procedures (the “Proxy Guidelines”), as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, to ensure that proxies on securities held by its investment advisory clients are voted in the best interests of such clients. These Proxy Policies apply to any investment company registered under the Investment Company Act of 1940 (the “1940 Act”) for which the Adviser serves as an “investment adviser” (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company (the “Client”) has delegated to the Adviser authority to vote proxies on securities held by the investment company.

When the Adviser votes proxies for such a Client, it acts as the agent for the Client and is subject to a fiduciary duty to vote proxies in a manner that the Adviser believes is consistent with the best interests of the Client that owns the related security.

General Policy

Unless otherwise directed by the board of directors or trustees of an investment company, it is the policy of the Adviser to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of securities being voted.

Generally, this will mean voting for proposals that the Adviser believes will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Adviser may purchase or hold on behalf of the client.

The Adviser seeks to avoid material conflicts of interest through its use of a third-party proxy services vendor (the “Proxy Vendor”), which applies detailed, pre-determined proxy voting guidelines, discussed below, (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. The Advisor engages a third party as an independent fiduciary to vote all proxies for the Fund. Accordingly, in the guidelines provided herein, when the Adviser is discussed below, such guideline is as applied through the Proxy Vendor.

Application To Specific Proposals

The following examples illustrate how this general policy may apply to proposals submitted by a company’s board of directors (or similar governing body, the “board,” and the individuals comprising a board, the “directors”) for approval or ratification by holders of the company’s voting securities. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE

Generally, the Adviser will vote proxies:

•	In favor of the full slate of directors nominated in an uncontested election;
•	In favor of a proposal to require a company’s audit committee to be comprised entirely of independent directors;
•	In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;
•	In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;
•	In favor of a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and
•	In favor of a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

A-1

CAPITAL STRUCTURE

Generally, the Adviser will vote proxies:

•	Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;
•	In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);
•	In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and
•	In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS

Generally, the Adviser will vote proxies:

•	In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution (as a general rule, a proposal that would potentially dilute shareholder interest by more than 1.5% per year will be deemed to give rise to undue dilution);
•	Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and
•	Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS

The Adviser will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with this general policy, based upon the Adviser’s analysis of the terms, conditions and anticipated results of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with this general policy, based upon the Adviser’s analysis of the opposing slates and their proposed business strategy. When the company’s board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Adviser will cast its proxies based on its evaluation of the proposed transaction or change to the board. In these circumstances, the Adviser may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

A-2

SHAREHOLDER PROPOSALS

The Adviser will generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Adviser generally intends to limit exceptions to this practice to shareholder proposals that the Adviser regards as (a) likely to result in an immediate and favorable improvement in the price of the voted security (b) likely to improve shareholder reporting and financial controls unless such reports or controls do not seem to add materially to the information flow to shareholders or would cost more than the value derived from such reports or controls, or (c) presenting a direct conflict with the interests of the members of the company’s board, rendering it unlikely to be adopted by the board in the absence of shareholder direction (e.g., fund governance proposals relating to the role and tenure of the board members).

Other Investment Companies

From time to time, the Adviser may invest client assets in other investment companies registered under the 1940 Act. If a proposal for an investment company is of a nature addressed elsewhere in these Proxy Policies (e.g., election of directors), the Adviser generally will vote for or against the proposal in accordance with such provisions of these Proxy Policies. The Adviser will generally vote on a case-by-case basis on other investment company proposals. The Adviser will normally vote for the approval of investment advisory agreements, although it will normally vote against agreements that will result in increased advisory fees or other fund expenses unless the increase is justified in light of additional services to be provided. The Adviser will normally vote for changes to investment policies that would not affect materially the investment objective or overall risk level of the fund.

Cost/Benefit Analysis

All proxies that arrive in time to be voted shall be voted upon, except that the Adviser MAY decline to vote a proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting a proxy for the client. (In light of the types of securities in which the Adviser’s clients typically invest, circumstances under which there will be significant costs involved in voting a proxy will arise rarely, if ever.) In addition, the Adviser shall not be obligated to incur any expense to send a representative to a shareholder meeting.

Proposals that could potentially expose the client to legal action will be discussed with such client as appropriate.

Conflicts of Interest

Because of the limited scope of the business of the Adviser and its affiliates, the Adviser does not expect conflicts between the interests of the Adviser and those of its clients with respect to voting proxies to arise frequently. However, if proxies are being solicited with respect to an issuer that currently or periodically does any business with the Adviser or its affiliates (including, for example, as a broker executing transactions for the Adviser’s clients, or as a customer of an affiliate of the Adviser) the Adviser believes such conflict is reduced because of the use of a Proxy Vendor and the Adviser believes it limits its exposure to any potential conflicts, the proxy shall also be referred to the Adviser’s Chief Compliance Officer before it is voted.

Procedural Matters

The portfolio manager for the particular client shall be responsible for voting proxies for that client (by any means specified in the proxy solicitation), and shall notify the Adviser’s Chief Compliance Officer upon the voting of any proxy. The Chief Compliance Officer will present a quarterly report on proxy voting to the board of directors or trustees of each client, which report shall, among other matters, note any proxies that were voted other than as recommended under this Policy and explain the reason(s) for any such vote.

A-3

PART C

OTHER INFORMATION

USCF MUTUAL FUNDS TRUST

Item 28. Exhibits

(a)	(1)	Certificate of Trust of USCF Mutual Funds Trust(1)
	(2)	Declaration of Trust of USCF Mutual Funds Trust(1)
	(3)	Amended and Restated Declaration of Trust of USCF Mutual Funds Trust(3)
(b)		Not Applicable
(c)		See Article 4, Article 8, Section 9.3 and Section 10.3 of USCF Mutual Funds Trust’s Declaration of Trust, dated July 11, 2016, filed as Exhibit (a)(1) hereto
(d)	(1)	Investment Advisory Agreement by and between USCF Mutual Funds Trust and USCF Advisers LLC(2)
	(2)	Investment Advisory Agreement by and between USCF Cayman Commodity 1 and USCF Advisers LLC(3)
	(3)	Investment Sub-Advisory Agreement by and among SummerHaven Investment Management, LLC, USCF Advisers LLC, and USCF Cayman Commodity 1(3)
(e)	(1)	Distribution Agreement between USCF Mutual Funds Trust and ALPS Distributors, Inc.(2)
	(2)	Amendment No. 1 to Distribution Agreement Between USCF Mutual Funds Trust and ALPS Distributors, Inc.(2)
	(3)	Form of Broker Dealer Selling Agreement between ALPS Distributors, Inc. and selected broker dealers(2)
(f)		Not Applicable
(g)		Custodian Agreement between USCF Mutual Funds Trust and Brown Brothers Harriman & Co.(3)
(h)	(1)	Administrative Agency Agreement by and between USCF Mutual Funds Trust and Brown Brothers Harriman & Co.(3)
	(2)	Transfer Agency and Services Agreement between USCF Mutual Funds Trust and ALPS Fund Services, Inc.(2)
	(3)	Expense Limitation Agreement by and between USCF Advisers LLC and USCF Mutual Funds Trust on behalf of the United States Commodity Fund (Class A and Class I)(2)
(i)	(1)	Opinion of Legal Counsel(3)
	(2)	Consent of Eversheds Sutherland (US) LLP(3)
(j)		Consent of Independent Registered Public Accounting Firm(3)
(k)		Not Applicable
(l)		Initial Capital Agreement(3)
(m)		Distribution and Service Plan pursuant to Rule 12b-1(2)
(n)		Multiple Class Plan pursuant to Rule 18f-3(2)
(o)		Reserved
(p)	(1)	Code of Ethics of USCF Mutual Funds Trust and USCF Advisers LLC (3)
	(2)	Code of Ethics of SummerHaven Investment Management, LLC(3)
	(3)	Code of Ethics of ALPS Distributors, Inc.(3)

(1)       Incorporated by reference to the Registrant’s initial registration statement on Form N-1A filed on November 7, 2016.

(2)       Incorporated by reference to pre-effective amendment no. 1 to the Registrant's registration statement on Form N-1A filed on January 27, 2017.

(3)       Filed herewith

Item 29. Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30. Indemnification

Reference is made to Article 9 of the Registrant’s Declaration of Trust, which is incorporated herein by reference. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

The Registrant (or the “Trust” or “USCF Mutual Funds Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person:

(a) For any liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b) With respect to any matter as to which the Covered Person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 9.4.5 of the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 9.4 of the Declaration of Trust will be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 9.4 of the Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust is insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion determines, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

Reference is made to the caption “Management” in the Prospectus constituting Part A of this Registration Statement.

The information as to the directors and officers of the USCF Advisers LLC set forth in USCF Advisers LLC Form ADV filed with the SEC (Reference No. 801-79985), and amended through the date hereof, is incorporated herein by reference.

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Cion Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF Trust, ETFS Trust, Elevation ETF Trust, Elkhorn ETF Trust, ETF Managers Trust, Financial Investors Trust, Firsthand Funds, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Griffin Institutional Access Global Credit Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY NextShares Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Natixis ETF Trust, NorthStar Real Estate Capital Income Fund, NorthStar Real Estate Capital Income Fund-T, Oak Associates Funds, OWLshares ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, USCF Mutual Funds Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Senior Vice President, Chief Compliance Officer	None

Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Taylor Ames	Vice President	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

** The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

USCF Advisers LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Brown Brothers Harriman & Company

50 Milk Street

Boston, MA 02109

ALPS Distributors, Inc.

1625 Broadway, Suite 2200

Denver, CO 80202

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Oakland and State of California on the 14th day of March, 2017.

USCF MUTUAL FUNDS TRUST
By:	/s/ John P. Love
John P. Love
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ John P. Love	President (Principal Executive Officer)	March 14, 2017
John P. Love

/s/ Stuart P. Crumbaugh	Chief Financial Officer (Principal Accounting Officer), Treasurer, and Trustee	March 14, 2017
Stuart P. Crumbaugh
*	Chairman and Trustee	March 14, 2017
Nicholas D. Gerber

*	Vice President, Secretary, and Trustee	March 14, 2017
Andrew F Ngim

*	Independent Trustee	March 14, 2017
H. Abram Wilson

*	Independent Trustee	March 14, 2017
Thomas E. Gard

*	Independent Trustee	March 14, 2017
Jeremy Henderson

*	Independent Trustee	March 14, 2017
John D. Schwartz

*By:	/s/ John P. Love
John P. Love
Attorney in Fact
Pursuant to Power of Attorney, dated October 13, 2016, incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A filed on November 7, 2016.

EXHIBIT INDEX

(a)	(3)	Amended and Restated Declaration of Trust of USCF Mutual Funds Trust
(d)	(2)	Investment Advisory Agreement by and between USCF Cayman Commodity 1 and USCF Advisers LLC
	(3)	Investment Sub-Advisory Agreement by and among SummerHaven Investment Management, LLC, USCF Advisers LLC, and USCF Cayman Commodity 1
(g)		Custodian Agreement between USCF Mutual Funds Trust and Brown Brothers Harriman & Co.
(h)	(1)	Administrative Agency Agreement by and between USCF Mutual Funds Trust and Brown Brothers Harriman & Co.
(i)	(1)	Opinion of Legal Counsel
	(2)	Consent of Eversheds Sutherland (US) LLP
(j)		Consent of Independent Registered Public Accounting Firm
(l)		Initial Capital Agreement
(p)	(1)	Code of Ethics of USCF Mutual Funds Trust and USCF Advisers LLC
	(2)	Code of Ethics of SummerHaven Investment Management, LLC
	(3)	Code of Ethics of ALPS Distributors, Inc.